UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-02201

Insight Select Income Fund

(Exact name of registrant as specified in charter)

200 Park Avenue, 7th Floor

New York, NY 10166

(Address of principal executive offices) (Zip code)

Gautam Khanna

200 Park Avenue, 7th Floor

New York, NY 10166

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-527-1800

Date of fiscal year end: March 31

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Online:

Visit www.computershare.com/investor to log into your account and select “Communication Preferences” to set your preference.

Telephone:

Contact the Fund at 866-333-6685

Overnight Mail:

Computershare Investor Services, 462 South 4th Street, Suite 1600, Louisville, KY, 40202

Regular Mail:

Computershare Investor Services, PO Box 505000, Louisville, KY, 40233-5000

1

For the Six-Month Period Ended 09/30/23

November 2, 2023

DEAR SHAREHOLDERS:

The six-month reporting period ended September 30, 2023 was marked by moderated inflation and economic growth (albeit the former remained above target) and a resilient labor market. The Federal Reserve (the “Fed”) continued to tighten monetary policy, although at a slower pace. The Fed also projected a “higher for longer” interest rate trajectory. As such, bond yields rose by 110 basis points across the curve during the period, first at the short end and then at the long end.

By tightening monetary policy, the Fed increased the upper bound of the Fed Funds rate from 5.0% to 5.5%, with pauses at its June and September meetings. However, the Fed continues to deliver a hawkish message by projecting an additional hike by the end of the calendar year. The Fed also moderated its projected path of rate cuts over the coming years while ratcheting up its economic growth expectations. Toward the end of the reporting period, market expectations for interest rates moved in line with the Fed’s projections as the market seemingly accepted “higher for longer” as the dominant narrative.

The economy remained resilient. US GDP growth for Q1 2023 came in at 1.1%, but was revised up to 1.3%, then 2.0% and then 2.2%, Consumption, particularly services spending, notably came in better than expected. The first estimate of Q2 2023 GDP reflected growth of 2.4%, although this was later revised down to 2.1%. Business investment and consumption were responsible for most of the growth, albeit the latter was modestly revised down.

The Fed continued to make progress in bringing inflation down towards target levels. Headline inflation improved from 5% year-on-year to as low as 3%, before rising to 3.2% and ending the reporting period at 3.7%. This increase in inflation at the end of the period was mainly due to “base effects” and rising energy prices. Core inflation has been a bit more consistent moving from 5.6% to 4.3%, indicating that wider disinflationary forces are fundamentally still in play.

Labor market conditions remain tight. The unemployment rate rose from 3.6% to 3.8%, but this was partly driven by an increase in the participation rate. Wage growth was largely stable but remains elevated, beginning and ending the period at 4.3% year-on-year. Additionally, job growth has remained positive. Job openings eased to reflect 1.5 jobs per unemployed worker, the lowest in almost two years.

Politics-wise, Congress faced the looming prospect of a federal government shutdown at the end of September. This was due to a faction of Republicans in the House of Representatives objecting against the required appropriations bills needed to keep the federal government funded. However, at the very end of the reporting period, Congress passed a “continuing resolution” to fund the federal government for 45 days, extending capacity until mid-November for a comprehensive agreement, although House Speaker Kevin McCarthy subsequently left his post, adding political uncertainty.

Concerns around the banking sector crisis from earlier in the calendar year receded. However, there was some additional turmoil in May 2023 as First Republic Bank failed (becoming the second largest bank failure since 2008 after Silicon Valley Bank’s failure in March 2023). The Federal Deposit Insurance Company put the bank into receivership (enforcing losses on bondholders) and sold the bulk of its assets to J.P. Morgan. The banking sector seemed to be less of a major concern for markets after this event.

In bond markets, Treasury securities suffered due to rising bond yields. Credit markets fared better as credit spreads narrowed, particularly across lower-rated credits. From sector perspective, industrials and financials outperformed

2

utilities. The Bloomberg US Corporate (IG Corporate) and the Bloomberg US Corporate High Yield (HY Corporate) indices delivered 2.1% and 3.2% excess returns, above like duration government bonds, respectively. Total returns were -3.4% and 2.21% over the period for IG Corporate and HY Corporate indices.

The Fund modestly added duration at the intermediate part of the rate curve. We believed higher yields presented an attractive entry point as we believe we are near the end of the Fed’s rate hiking cycle. The Fund did not make significant changes to its high-level sector allocation. On one hand, we continue to seek short-dated, high income-generating investments with attractive valuations. On the other, we seek longer-maturity, higher quality issues to maintain balance in the portfolio. Overall, credit exposure remains slightly below the Fund’s historical average. We modestly increased high yield energy investments, specifically midstream. The Fund also maintained a steady allocation to asset-backed securities. Our exposure to commercial mortgage-backed securities remains very small. The Fund maintains what we view as adequate portfolio liquidity to capitalize on idiosyncratic opportunities that may present themselves amid bouts of market volatility or market dislocation. We therefore avoid the temptation of securing higher current yields from illiquid assets. We want to own assets with good visibility regarding credit worthiness, stability of balance sheets, and overall staying power. We continue to focus on the parts of the credit curve we believe provide the best tradeoff between risk and reward, amid ongoing volatility in the interest rate environment. Balance remains paramount as there are risks on both sides of any forecast. During the reporting period, The Fund’s performance was a function of navigating a difficult rate environment. We positioned the Fund to effectively target durable and high-quality sources of predictable income (particularly given higher interest rates and credit spreads).

As of September 30, 2023, the Fund had a net asset value (NAV) of $16.69 per share. This represents a 4.74% decrease from $17.52 per share on March 31, 2023. On September 30, 2023, the Fund’s closing price on the New York Stock Exchange was $15.03 per share, representing a 9.95% discount to NAV per share, compared with an 9.36% discount as of March 31, 2023. One of the primary objectives of the Fund is to maintain a high level of income. On September 26,2023, the Board of Trustees declared a distribution payment of $0.20 per share payable on October 25, 2023 to the shareholders of record on October 13, 2023. On an annualized basis, including the pending dividend, the annual dividend payment from ordinary income equates to a total of $0.76 per share, representing a 5.19% dividend yield based on the market price on November 2, 2023 of $14.63 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio and is not guaranteed for any period of time.

Yield represents the major component of return in most fixed income portfolios. Given the Fund’s emphasis on income and the dividend, we generally will not have material exposure to low-yielding US Treasuries and will maintain meaningful exposure to corporate bonds. When it comes to management of credit risk, we try to look through periods of volatility to focus on an investment’s long-term creditworthiness to assess whether it will provide an attractive yield to the Fund over time.

3

The Fund’s performance will continue to be subject to trends in long-term interest rates and to corporate yield spreads. Consistent with our investment discipline, we continue to emphasize diversification and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund’s assets as of September 30, 2023:

Percent of Total Investment (Lower of S&P and Moody’s Ratings)1

1	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings and the Fund’s allocation to the ratings categories are subject to change at any time without notice. The pie chart above does not include the Fund’s derivative instruments.

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing them to purchase additional shares at NAV or market price, whichever is lower. This means that the reinvestment price is at market price when the Fund is trading at a discount to NAV, as is currently the situation, or at NAV per share when market trading is at a premium to that value. To participate in the plan, please contact Computershare Investor Services, the Fund’s Transfer Agent and Dividend Paying Agent, at 1-866-333-6685. The Fund’s investment adviser, Insight North America LLC, may be reached at 1-212-527-1800.

Gautam Khanna

President

4

Mr. Khanna’s comments reflect the investment adviser’s views generally regarding the market and the economy and are compiled from the investment adviser’s research. These comments reflect opinions as of the date written and are subject to change at any time.

Opinions expressed herein are current opinions of Insight and are subject to change without notice. Insight assumes no responsibility to update such information or to notify a client of any changes. Any outlooks, forecasts or portfolio weightings presented herein are as of the date appearing on this material only and are also subject to change without notice. Insight disclaims any responsibility to update such views. No forecasts can be guaranteed.

Information herein may contain, include or is based upon forward-looking statements within the meaning of the federal securities laws, specifically Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements, other than statements of historical fact, that address future activities, events or developments, including without limitation, business or investment strategy or measures to implement strategy, competitive strengths, goals expansion and growth of our business, plans, prospects and references to future or success. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Words such as ‘anticipate,’ ‘estimate,’ ‘expect,’ ‘project,’ ‘intend,’ ‘plan,’ ‘believe,’ and other similar words are intended to identify these forward-looking statements. Forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results or outcomes. Consequently, no forward-looking statement can be guaranteed. Our actual results or outcomes may vary materially. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Past performance is not a guide to future performance, which will vary.

The value of investments and any income from them will fluctuate and is not guaranteed (this may partly be due to exchange rate changes). Future returns are not guaranteed and a loss of principal may occur.

The quoted benchmarks within this presentation do not reflect deductions for fees, expenses or taxes. These benchmarks are unmanaged and cannot be purchased directly by investors. Benchmark performance is shown for illustrative purposes only and does not predict or depict the performance of any investment. There may be material factors relevant to any such comparison such as differences in volatility, and regulatory and legal restrictions between the indices shown and the strategy.

5

INVESTMENT RESULTS

Total Return-Percentage Change (Annualized for periods longer than 1 year)

Per Share with All Distributions Reinvested1

	6 Months to 9/30/23	1 Year to 9/30/23	3 Years to 9/30/23	5 Years to 9/30/23	10 Years to 9/30/23
Insight Select Income Fund (Based on Net Asset Value)	-2.45%	4.14%	-3.42%	1.54%	3.25%
Insight Select Income Fund (Based on Market Value)	-3.09%	1.72%	-4.26%	1.07%	3.58%
Bloomberg U.S. Credit Index[2]	-3.31%	3.47%	-4.83%	0.86%	2.12%

1 −	Total investment return based on net asset value includes management fees and all other expenses paid by the Fund. Total investment return based on market value is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this the calculations to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.
2 −	Source: Bloomberg as of September 30, 2023. Comprised primarily of US investment grade corporate bonds (Fund’s Benchmark).
6

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (81.25%)
AEROSPACE/DEFENSE (1.98%)
Boeing Co., Sr. Unsec. Notes, 4.875%, 05/01/25(b)	Baa2/BBB-	$1,657	$1,628,662
Boeing Co., Sr. Unsec. Notes, 5.805%, 05/01/50(b)	Baa2/BBB-	463	422,008
Northrop Grumman Corp., Sr. Unsec. Notes, 7.750%, 06/01/29	Baa1/BBB+	500	542,998
Rolls-Royce PLC, Co. Gty., 5.750%, 10/15/27, 144A(b)	Ba2/BB	369	356,104
RTX Corp., Sr. Unsec. Notes, 3.750%, 11/01/46(b)	Baa1/BBB+	700	495,320
TransDigm, Inc., Sr. Sec. Notes, 6.750%, 08/15/28, 144A(b)	Ba3/B+	90	88,609
			3,533,701
AGRICULTURE (0.88%)
Altria Group, Inc., Co. Gty., 4.800%, 02/14/29(b)	A3/BBB	97	92,302
Altria Group, Inc., Co. Gty., 5.950%, 02/14/49(b)	A3/BBB	329	295,236
BAT Capital Corp., Co. Gty., 6.343%, 08/02/30(b)	Baa2/BBB+	197	194,068
BAT Capital Corp., Co. Gty., 7.081%, 08/02/53(b)	Baa2/BBB+	70	65,967
BAT International Finance PLC, Co. Gty., 1.668%, 03/25/26(b)	Baa2/BBB+	425	382,945
Philip Morris International, Inc., Sr. Unsec. Notes, 5.625%, 11/17/29(b)	A2/A-	90	89,063
Philip Morris International, Inc., Sr. Unsec. Notes, 2.100%, 05/01/30(b)	A2/A-	580	462,990
			1,582,571
AIRLINES (3.60%)
Air Canada, Sr. Sec. Notes, 3.875%, 08/15/26, 144A(b)	Ba2/BB-	246	223,274
Air Canada Pass Through Certs., Series 2020-2, Class A, 5.250%, 04/01/29, 144A	NA/A	191	183,978
American Airlines Group, Inc. Pass Through Certs., Series 2017-1, Class AA, 3.650%, 02/15/29	A3/NA	756	684,933
American Airlines Group, Inc. Pass Through Certs., Series 2017-2, Class AA, 3.350%, 10/15/29	A3/NA	1,158	1,030,864
American Airlines Group, Inc. Pass Through Certs., Series 2019-1, Class AA, 3.150%, 02/15/32	A3/AA-	660	564,850
American Airlines, Inc., Sr. Sec. Notes, 5.500%, 04/20/26, 144A	Ba1/NA	325	316,934
American Airlines, Inc., Sr. Sec. Notes, 5.750%, 04/20/29, 144A	Ba1/NA	162	150,552
British Airways PLC Pass Through Certs., Series 2020-1, Class A, 4.250%, 11/15/32, 144A	NA/A	101	90,888
Delta Air Lines, Inc., Sr. Sec. Notes, 4.500%, 10/20/25, 144A	Baa1/NA	90	87,424
Delta Air Lines, Inc., Sr. Sec. Notes, 4.750%, 10/20/28, 144A	Baa1/NA	209	198,652
JetBlue Airways Corp. Pass Through Certs., Series 2020-1, Class A, 4.000%, 11/15/32	A2/NA	898	808,517
United Airlines, Inc., Sr. Sec. Notes, 4.375%, 04/15/26, 144A(b)	Ba1/BB	65	60,106
United Airlines, Inc., Sr. Sec. Notes, 4.625%, 04/15/29, 144A(b)	Ba1/BB	318	274,325
United Airlines, Inc. Pass Through Certs., Series 2018-1, Class B, 4.600%, 03/01/26	Baa3/NA	484	456,438
United Airlines, Inc. Pass Through Certs., Series 2019-1, Class AA, 4.150%, 08/25/31	A2/NA	342	310,354
United Airlines, Inc. Pass Through Certs., Series 2019-2, Class AA, 2.700%, 05/01/32	A2/NA	939	774,601
United Airlines, Inc. Pass Through Certs., Series 2020-1, Class A, 5.875%, 10/15/27	A3/A+	217	215,307
			6,431,997
AUTO MANUFACTURERS (2.32%)
Ford Holdings LLC, Co. Gty., 9.300%, 03/01/30	Ba1/BB+	1,000	1,086,790
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 3.370%, 11/17/23	Ba1/BB+	500	497,139
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 2.300%, 02/10/25(b)	Ba1/BB+	1,199	1,122,927
General Motors Co., Sr. Unsec. Notes, 6.800%, 10/01/27(b)	Baa2/BBB	405	413,387
General Motors Financial Co., Inc., Sr. Unsec. Notes, 3.600%, 06/21/30(b)	Baa2/BBB	1,027	859,739
Stellantis Finance US, Inc., Co. Gty., 2.691%, 09/15/31, 144A(b)	Baa2/BBB	221	170,354
			4,150,336
BANKS (12.94%)
AIB Group PLC, Sr. Unsec. Notes, (3M LIBOR + 1.874%), 4.263%, 04/10/25, 144A(b),(c)	A3/BBB	582	573,730
Banco Santander SA, Sr. Unsec. Notes, 5.588%, 08/08/28	A2/A+	600	587,043
Bank of America Corp., Sr. Unsec. Notes, (SOFRRATE + 1.330%), 2.972%, 02/04/33(b),(c)	A1/A-	2,655	2,094,321
Citigroup, Inc., Jr. Sub. Notes, (H15T5Y + 3.597%), 4.000%, 12/10/25(b),(c),(d)	Ba1/BB+	635	555,244
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39	A3/BBB+	70	82,248
Citigroup, Inc., Sr. Unsec. Notes, (TSFR3M + 1.600%), 3.980%, 03/20/30(b),(c)	A3/BBB+	500	449,118

The accompanying notes are an integral part of these financial statements.

7

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)
BANKS (Continued)
Citigroup, Inc., Sr. Unsec. Notes, (TSFR3M + 1.825%), 3.887%, 01/10/28(b),(c)	A3/BBB+	$2,402	$2,239,282
Citigroup, Inc., Sub. Notes, 4.600%, 03/09/26	Baa2/BBB	988	953,964
Citigroup, Inc., Sub. Notes, 5.300%, 05/06/44	Baa2/BBB	926	790,350
Citizens Bank NA, Sr. Unsec. Notes, (SOFRRATE + 1.450%), 6.064%, 10/24/25(b),(c)	Baa1/A-	500	482,436
Credit Agricole SA, Sub. Notes, (USD 5 yr. Swap Semi 30/360 US + 1.644%), 4.000%, 01/10/33, 144A(b),(c)	Baa1/BBB+	1,025	908,565
Credit Suisse AG, Sr. Unsec. Notes, (SOFRINDX + 1.260%), 6.603%, 02/21/25(e)	A3+/A+	1,250	1,249,333
Goldman Sachs Group, Inc., Sr. Unsec. Notes, (SOFRRATE + 1.725%), 4.482%, 08/23/28(b),(c)	A2/BBB+	703	665,501
Goldman Sachs Group, Inc., Sr. Unsec. Notes, (TSFR3M + 2.012%), 7.377%, 10/28/27(b),(e)	A2/BBB+	550	563,894
HSBC Capital Funding Dollar 1 LP, Co. Gty., (3M LIBOR + 4.980%), 10.176%, 06/30/30, 144A(b),(c),(d)	Baa3/BB+	2,180	2,657,257
ING Groep NV, Sr. Unsec. Notes, (SOFRRATE + 1.640%), 3.869%, 03/28/26(b),(c)	Baa1/A-	782	754,735
JPMorgan Chase & Co., Sr. Unsec. Notes, (SOFRRATE + 1.845%), 5.350%, 06/01/34(b),(c)	A1/A-	400	379,661
Morgan Stanley, Sub. Notes, 4.350%, 09/08/26	Baa1/BBB+	1,500	1,432,623
PNC Financial Services Group, Inc., Jr. Sub. Notes, (TSFR3M + 3.562%), 5.000%, 11/01/26(b),(c),(d)	Baa2/BBB-	757	653,955
Santander Holdings USA, Inc., Sr. Unsec. Notes, (SOFRRATE + 2.356%), 6.499%, 03/09/29(b),(c)	Baa3/BBB+	134	130,790
Synchrony Bank, Sr. Unsec. Notes, 5.400%, 08/22/25(b)	NA/BBB	305	294,016
Toronto-Dominion Bank, Sr. Unsec. Notes, 5.532%, 07/17/26	A1/A	644	639,553
Truist Financial Corp., Jr. Sub. Notes, (H15T5Y + 3.003%), 4.800%, 09/01/24(b),(c),(d)	Baa2-/BBB-	1,136	965,458
Truist Financial Corp., Sr. Unsec. Notes, (SOFRRATE + 2.361%), 5.867%, 06/08/34(b),(c)	A3-/A-	111	104,837
UBS Group AG, Sr. Unsec. Notes, (SOFRRATE + 1.560%), 2.593%, 09/11/25, 144A(b),(c)	A3/A-	1,242	1,195,452
US Bancorp, Sr. Unsec. Notes, (SOFRRATE + 2.260%), 5.836%, 06/12/34(b),(c)	A3-/A	161	152,405
Wells Fargo & Co., Jr. Sub. Notes, (H15T5Y + 3.453%), 3.900%, 03/15/26(b),(c),(d)	Baa2/BB+	1,162	1,014,863
Westpac Banking Corp., Sub. Notes, (H15T5Y + 1.750%), 2.668%, 11/15/35(b),(c)	Baa1/BBB+	753	564,285
			23,134,919
BEVERAGES (0.57%)
Anheuser-Busch Cos. LLC, Co. Gty., 4.700%, 02/01/36(b)	A3/A-	645	591,346
Anheuser-Busch Cos. LLC, Co. Gty., 4.900%, 02/01/46(b)	A3/A-	446	392,972
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 8.200%, 01/15/39	A3/A-	27	32,990
			1,017,308
BIOTECHNOLOGY (0.73%)
Amgen, Inc., Sr. Unsec. Notes, 5.250%, 03/02/30(b)	Baa1/BBB+	106	103,574
Amgen, Inc., Sr. Unsec. Notes, 5.650%, 03/02/53(b)	Baa1/BBB+	255	238,111
Royalty Pharma PLC, Co. Gty., 2.200%, 09/02/30(b)	Baa3/BBB-	930	722,199
Royalty Pharma PLC, Co. Gty., 2.150%, 09/02/31(b)	Baa3/BBB-	326	244,018
			1,307,902
BUILDING MATERIALS (0.31%)
Masonite International Corp., Co. Gty., 3.500%, 02/15/30, 144A(b)	Ba2/BB+	53	43,064
Smyrna Ready Mix Concrete LLC, Sr. Sec. Notes, 6.000%, 11/01/28, 144A(b)	Ba3/BB-	548	506,045
			549,109
CHEMICALS (2.74%)
Alpek SAB de CV, Co. Gty., 3.250%, 02/25/31, 144A(b)	Baa3/BBB-	418	328,121
Braskem Idesa SAPI, Sr. Sec. Notes, 7.450%, 11/15/29, 144A(b)	NA/B	273	170,102
Braskem Idesa SAPI, Sr. Sec. Notes, 6.990%, 02/20/32, 144A(b)	NA/B	528	317,456
Braskem Netherlands Finance BV, Co. Gty., 4.500%, 01/31/30, 144A	NA/BBB-	735	599,096
Braskem Netherlands Finance BV, Co. Gty., 5.875%, 01/31/50, 144A	NA/BBB-	245	176,520
Celanese US Holdings LLC, Co. Gty., 6.165%, 07/15/27(b)	Baa3/BBB-	787	776,127
Orbia Advance Corp. SAB de CV, Co. Gty., 2.875%, 05/11/31, 144A(b)	Baa3/BBB-	371	288,765
Union Carbide Corp., Sr. Unsec. Notes, 7.750%, 10/01/96	Baa1/BBB	2,000	2,241,176
			4,897,363

The accompanying notes are an integral part of these financial statements.

8

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)
COMMERCIAL SERVICES (2.66%)
Adani Ports & Special Economic Zone, Ltd., Sr. Unsec. Notes, 3.375%, 07/24/24, 144A	Baa3/BBB-	$1,061	$1,028,123
Ashtead Capital, Inc., Co. Gty., 4.000%, 05/01/28, 144A(b)	Baa3/BBB-	555	504,670
Ashtead Capital, Inc., Co. Gty., 4.250%, 11/01/29, 144A(b)	Baa3/BBB-	200	177,159
ERAC USA Finance LLC, Co. Gty., 7.000%, 10/15/37, 144A	Baa1/A-	1,500	1,624,341
Global Payments, Inc., Sr. Unsec. Notes, 3.200%, 08/15/29(b)	Baa3/BBB-	650	552,815
Global Payments, Inc., Sr. Unsec. Notes, 5.400%, 08/15/32(b)	Baa3/BBB-	274	256,900
Prime Security Services Borrower LLC, Sr. Sec. Notes, 3.375%, 08/31/27, 144A(b)	Ba3+/BB	559	489,681
Triton Container International, Ltd., Co. Gty., 3.150%, 06/15/31, 144A(b)	NA/BBB	167	125,928
			4,759,617
COMPUTERS (0.67%)
Dell International LLC, Co. Gty., 3.450%, 12/15/51, 144A(b)	Baa2/BBB	529	329,225
Dell International LLC, Sr. Unsec. Notes, 5.850%, 07/15/25(b)	Baa2/BBB	342	341,572
Dell International LLC, Sr. Unsec. Notes, 8.350%, 07/15/46(b)	Baa2/BBB	209	244,144
Kyndryl Holdings, Inc., Sr. Unsec. Notes, 2.050%, 10/15/26(b)	Baa2/BBB-	326	284,764
			1,199,705
DIVERSIFIED FINANCIAL SERVICES (1.69%)
AerCap Ireland Capital DAC, Co. Gty., 3.300%, 01/30/32(b)	Baa2/BBB	1,122	892,016
Discover Financial Services, Sr. Unsec. Notes, 6.700%, 11/29/32(b)	Baa2/BBB-	690	667,131
LSEGA Financing PLC, Co. Gty., 1.375%, 04/06/26, 144A(b)	A3/A	612	548,103
LSEGA Financing PLC, Co. Gty., 2.500%, 04/06/31, 144A(b)	A3/A	264	212,149
Nasdaq, Inc., Sr. Unsec. Notes, 5.350%, 06/28/28(b)	Baa2/BBB	147	144,334
Nasdaq, Inc., Sr. Unsec. Notes, 5.950%, 08/15/53(b)	Baa2/BBB	38	35,563
Synchrony Financial, Sr. Unsec. Notes, 2.875%, 10/28/31(b)	NA/BBB-	747	529,346
			3,028,642
ELECTRIC (7.26%)
AES Andes SA, Jr. Sub. Notes, (H15T5Y + 4.917%), 6.350%, 10/07/79, 144A(b),(c)	Ba2/BB	878	825,169
AES Panama Generation Holdings Srl, Sr. Sec. Notes, 4.375%, 05/31/30, 144A(b)	Baa3/NA	544	463,536
American Electric Power Co., Inc., Jr. Sub. Notes, 2.031%, 03/15/24	Baa3/BBB+	1,952	1,915,450
Berkshire Hathaway Energy Co., Sr. Unsec. Notes, 2.850%, 05/15/51(b)	A3/A-	1,000	576,113
Black Hills Corp., Sr. Unsec. Notes, 3.875%, 10/15/49(b)	Baa2/BBB+	1,175	785,376
CenterPoint Energy Houston Electric LLC, 5.300%, 04/01/53(b)	A2/A	53	49,539
CMS Energy Corp., Jr. Sub. Notes, (H15T5Y + 2.900%), 3.750%, 12/01/50(b),(c)	Baa3/BBB-	238	178,750
Consorcio Transmantaro SA, Sr. Unsec. Notes, 4.700%, 04/16/34, 144A	Baa3/NA	200	178,188
Duke Energy Corp., Sr. Unsec. Notes, 5.000%, 08/15/52(b)	Baa2/BBB	745	619,453
Edison International, Jr. Sub. Notes, (H15T5Y + 4.698%), 5.375%, 03/15/26(b),(c),(d)	Ba1/BB+	638	562,854
EDP Finance BV, Co. Gty., 6.300%, 10/11/27, 144A	Baa2/BBB	200	202,652
Electricite de France SA, Jr. Sub. Notes, (H15T5Y + 5.411%), 9.125%, 03/15/33, 144A(b),(c),(d)	Ba2/B+	200	208,347
Enel Finance America LLC, Co. Gty., 7.100%, 10/14/27, 144A(b)	Baa1/BBB+	200	207,001
Enel Finance International NV, Co. Gty., 7.500%, 10/14/32, 144A(b)	Baa1/BBB+	200	213,545
Evergy Metro, Inc., Sr. Sec. Notes, 4.200%, 06/15/47(b)	A2/A+	917	693,759
Hydro-Quebec, 8.250%, 04/15/26	Aa2/AA-	1,550	1,654,207
Indiana Michigan Power Co., Sr. Unsec. Notes, 5.625%, 04/01/53(b)	A3/A-	38	35,821
IPALCO Enterprises, Inc., Sr. Sec. Notes, 4.250%, 05/01/30(b)	Baa3/BBB-	462	404,974
Jersey Central Power & Light Co., Sr. Unsec. Notes, 2.750%, 03/01/32, 144A(b)	A3/BBB	323	253,033
MidAmerican Funding LLC, Sr. Sec. Notes, 6.927%, 03/01/29	A2/A-	500	527,571
New England Power Co., Sr. Unsec. Notes, 5.936%, 11/25/52, 144A(b)	A3/BBB+	356	337,177
Pacific Gas and Electric Co., 2.100%, 08/01/27(b)	Baa3/BBB-	391	334,398
Pacific Gas and Electric Co., 3.500%, 08/01/50(b)	Baa3/BBB-	617	367,269
Puget Energy, Inc., Sr. Sec. Notes, 2.379%, 06/15/28(b)	Baa3/BBB-	247	211,319
Transelec SA, Sr. Unsec. Notes, 4.250%, 01/14/25, 144A(b)	Baa1/BBB	750	728,123
Transelec SA, Sr. Unsec. Notes, 3.875%, 01/12/29, 144A(b)	Baa1/BBB	490	446,904
			12,980,528

The accompanying notes are an integral part of these financial statements.

9

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)
ENGINEERING & CONSTRUCTION (0.21%)
Sydney Airport Finance Co. Pty, Ltd., Sr. Sec. Notes, 3.375%, 04/30/25, 144A(b)	Baa1/BBB+	$400	$383,939
ENTERTAINMENT (0.44%)
Caesars Entertainment, Inc., Sr. Sec. Notes, 7.000%, 02/15/30, 144A(b)	Ba3/B+	178	173,196
Caesars Entertainment, Inc., Sr. Unsec. Notes, 8.125%, 07/01/27, 144A(b)	B3/B-	188	188,907
Warnermedia Holdings, Inc., Co. Gty., 3.638%, 03/15/25	Baa3/BBB-	441	425,363
			787,466
FOOD (1.06%)
Bimbo Bakeries USA, Inc., Co. Gty., 4.000%, 05/17/51, 144A(b)	Baa1/BBB+	363	256,667
JBS USA LUX SA, Co. Gty., 3.625%, 01/15/32(b)	Baa3/BBB-	211	167,938
Kraft Heinz Foods Co., Co. Gty., 5.500%, 06/01/50(b)	Baa2/BBB	346	315,454
Kroger Co., Sr. Unsec. Notes, 5.400%, 01/15/49(b)	Baa1/BBB	68	60,679
MARB BondCo PLC, Co. Gty., 3.950%, 01/29/31, 144A(b)	NA/BB+	213	157,930
NBM US Holdings, Inc., Co. Gty., 7.000%, 05/14/26, 144A(b)	NA/BB+	885	877,670
US Foods, Inc., Co. Gty., 7.250%, 01/15/32, 144A(b)	B2/BB-	67	66,932
			1,903,270
FOREST PRODUCTS & PAPER (0.16%)
Suzano Austria GmbH, Co. Gty., 3.750%, 01/15/31(b)	NA/BBB-	351	288,240
GAS (1.91%)
NiSource, Inc., Sr. Unsec. Notes, 5.250%, 03/30/28(b)	Baa2/BBB+	51	49,969
NiSource, Inc., Sr. Unsec. Notes, 5.400%, 06/30/33(b)	Baa2/BBB+	191	183,130
Piedmont Natural Gas Co., Inc., Sr. Unsec. Notes, 3.500%, 06/01/29(b)	A3/BBB+	1,120	992,679
Southern Co. Gas Capital Corp., Co. Gty., 5.875%, 03/15/41(b)	Baa1/BBB+	992	928,901
Southern Co. Gas Capital Corp., Co. Gty., 3.950%, 10/01/46(b)	Baa1/BBB+	539	375,926
Southern Co. Gas Capital Corp., Co. Gty., 4.400%, 05/30/47(b)	Baa1/BBB+	1,164	879,616
			3,410,221
HEALTHCARE-PRODUCTS (0.15%)
STERIS Irish FinCo UnLtd Co., Co. Gty., 2.700%, 03/15/31(b)	Baa2/BBB	329	266,879
HEALTHCARE-SERVICES (0.37%)
CommonSpirit Health, Sr. Sec. Notes, 2.782%, 10/01/30(b)	Baa1/A-	432	355,225
HCA, Inc., Co. Gty., 3.125%, 03/15/27(b)	Baa3/BBB-	119	108,103
Tenet Healthcare Corp., Sr. Sec. Notes, 4.875%, 01/01/26(b)	B1/BB-	201	192,563
			655,891
INSURANCE (7.20%)
Allianz SE, Jr. Sub. Notes, (H15T5Y + 2.165%), 3.200%, 10/30/27, 144A(b),(c),(d)	A3/A	200	142,061
Allianz SE, Jr. Sub. Notes, (H15T5Y + 2.973%), 3.500%, 11/17/25, 144A(b),(c),(d)	A3/A	400	329,328
Allstate Corp., Jr. Sub. Notes, (3M LIBOR + 2.120%), 6.500%, 05/15/57(b),(c)	Baa1/BBB-	2,200	2,055,905
Farmers Exchange Capital, Sub. Notes, 7.200%, 07/15/48, 144A	Baa3-/BBB+	2,250	2,098,565
Guardian Life Insurance Co. of America, Sub. Notes, 4.850%, 01/24/77, 144A	Aa3/AA-	148	110,905
Jackson National Life Global Funding, 1.750%, 01/12/25, 144A	A2/A	656	615,981
Liberty Mutual Group, Inc., Co. Gty., 3.951%, 10/15/50, 144A(b)	Baa2/BBB	250	167,701
Liberty Mutual Group, Inc., Co. Gty., (TSFR3M + 7.382%), 10.750%, 06/15/58, 144A(b),(c)	Baa3/BB+	1,000	1,326,773
Massachusetts Mutual Life Insurance Co., Sub. Notes, 3.729%, 10/15/70, 144A	A2/AA-	243	147,733
Massachusetts Mutual Life Insurance Co., Sub. Notes, 4.900%, 04/01/77, 144A	A2/AA-	980	738,853
MetLife, Inc., Jr. Sub. Notes, 6.400%, 12/15/36(b)	Baa2/BBB	637	622,359
MetLife, Inc., Jr. Sub. Notes, 10.750%, 08/01/39(b)	Baa2/BBB	1,000	1,272,323
MetLife, Inc., Jr. Sub. Notes, 9.250%, 04/08/38, 144A(b)	Baa2/BBB	1,059	1,189,734
Nationwide Mutual Insurance Co., Sub. Notes, 8.250%, 12/01/31, 144A	A3/A-	500	544,190
Nationwide Mutual Insurance Co., Sub. Notes, 9.375%, 08/15/39, 144A	A3/A-	215	259,794

The accompanying notes are an integral part of these financial statements.

10

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)
INSURANCE (Continued)
New York Life Insurance Co., Sub. Notes, 6.750%, 11/15/39, 144A	Aa2/AA-	$103	$107,696
Prudential Financial, Inc., Jr. Sub. Notes, (3M LIBOR + 2.665%), 5.700%, 09/15/48(b),(c)	Baa1/BBB+	1,241	1,137,710
			12,867,611
INTERNET (0.53%)
Meta Platforms, Inc., Sr. Unsec. Notes, 4.450%, 08/15/52(b)	A1/AA-	500	397,333
Netflix, Inc., Sr. Unsec. Notes, 5.875%, 11/15/28	Baa3/BBB+	193	194,494
Prosus NV, Sr. Unsec. Notes, 4.987%, 01/19/52, 144A(b)	Baa3/BBB	540	354,573
			946,400
LODGING (0.81%)
Sands China, Ltd., Sr. Unsec. Notes, 3.100%, 03/08/29(b),(f)	Baa2/BBB-	200	165,495
Sands China, Ltd., Sr. Unsec. Notes, 4.875%, 06/18/30(b),(f)	Baa2/BBB-	260	224,431
Wynn Macau, Ltd., Sr. Unsec. Notes, 5.625%, 08/26/28, 144A(b)	B2/B+	1,219	1,056,765
			1,446,691
MACHINERY-DIVERSIFIED (0.31%)
TK Elevator US Newco, Inc., Sr. Sec. Notes, 5.250%, 07/15/27, 144A(b)	B1/B+	600	552,213
MEDIA (6.28%)
AMC Networks, Inc., Co. Gty., 4.250%, 02/15/29(b)	Ba3/BB-	621	381,143
CCO Holdings LLC, Sr. Unsec. Notes, 4.500%, 05/01/32(b)	B1/BB-	1,017	798,276
Charter Communications Operating LLC, Sr. Sec. Notes, 5.750%, 04/01/48(b)	Ba1/BBB-	389	310,346
Comcast Corp., Co. Gty., 7.050%, 03/15/33	A3/A-	2,000	2,183,236
Cox Communications, Inc., Sr. Unsec. Notes, 6.800%, 08/01/28	Baa2/BBB	1,500	1,553,888
Cox Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A	Baa2/BBB	500	515,464
CSC Holdings LLC, Co. Gty., 6.500%, 02/01/29, 144A(b)	B2/B	698	578,523
CSC Holdings LLC, Sr. Unsec. Notes, 4.625%, 12/01/30, 144A(b)	Caa2/CCC+	1,336	710,312
Grupo Televisa SAB, Sr. Unsec. Notes, 6.625%, 01/15/40	Baa2/BBB+	159	154,512
Paramount Global, Sr. Unsec. Notes, 4.200%, 05/19/32(b)	Baa3/BBB-	641	509,729
Paramount Global, Sr. Unsec. Notes, 6.875%, 04/30/36	Baa3/BBB-	179	162,732
Time Warner Cable Enterprises LLC, Sr. Sec. Notes, 8.375%, 07/15/33	Ba1/BBB-	1,360	1,463,216
Univision Communications, Inc., Sr. Sec. Notes, 8.000%, 08/15/28, 144A(b)	B1/B+	14	13,573
Virgin Media Finance PLC, Co. Gty., 5.000%, 07/15/30, 144A(b)	B2/B	200	157,221
VTR Finance NV, Sr. Unsec. Notes, 6.375%, 07/15/28, 144A(b)	Caa3/CCC-	443	165,469
Walt Disney Co., Co. Gty., 7.900%, 12/01/95	A2/A-	1,400	1,569,932
			11,227,572
MINING (0.30%)
AngloGold Ashanti Holdings PLC, Co. Gty., 3.750%, 10/01/30(b)	Baa3/BB+	339	273,034
Newcrest Finance Pty, Ltd., Co. Gty., 3.250%, 05/13/30, 144A(b)	Baa2/BBB+	319	271,299
			544,333
OIL & GAS (3.79%)
Aker BP ASA, Co. Gty., 3.100%, 07/15/31, 144A(b)	Baa2/BBB	426	340,952
BP Capital Markets PLC, Co. Gty., (H15T5Y + 4.036%), 4.375%, 06/22/25(b),(c),(d)	Baa1/BBB	675	643,707
CITGO Petroleum Corp., Sr. Sec. Notes, 7.000%, 06/15/25, 144A(b)	B3/B+	447	440,314
CITGO Petroleum Corp., Sr. Sec. Notes, 8.375%, 01/15/29, 144A(b)	B3/B+	28	27,948
CVR Energy, Inc., Co. Gty., 5.250%, 02/15/25, 144A(b)	B1/B+	387	377,530
Ecopetrol SA, Sr. Unsec. Notes, 8.625%, 01/19/29(b)	Baa3/BB+	232	233,036
Endeavor Energy Resources LP, Sr. Unsec. Notes, 5.750%, 01/30/28, 144A(b)	Ba2/BB+	473	456,428
Exxon Mobil Corp., Sr. Unsec. Notes, 4.227%, 03/19/40(b)	Aa2/AA-	1,402	1,193,590
Parkland Corp., Co. Gty., 4.500%, 10/01/29, 144A(b)	Ba3/BB	667	571,317
Petroleos Mexicanos, Co. Gty., 5.950%, 01/28/31(b)	B1/BBB	552	395,094
Petroleos Mexicanos, Co. Gty., 6.950%, 01/28/60(b)	B1/BBB	195	115,442
Saudi Arabian Oil Co., Sr. Unsec. Notes, 2.250%, 11/24/30, 144A(b)	A1/NA	853	683,292

The accompanying notes are an integral part of these financial statements.

11

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)
OIL & GAS (Continued)
Valero Energy Corp., Sr. Unsec. Notes, 8.750%, 06/15/30	Baa2/BBB	$1,000	$1,143,641
Valero Energy Corp., Sr. Unsec. Notes, 4.000%, 06/01/52(b)	Baa2/BBB	215	147,772
			6,770,063
OIL & GAS SERVICES (0.16%)
Baker Hughes Holdings LLC, Sr. Unsec. Notes, 2.061%, 12/15/26(b)	A3/A-	326	292,645
PACKAGING & CONTAINERS (0.44%)
Ardagh Metal Packaging Finance USA LLC, Sr. Unsec. Notes, 4.000%, 09/01/29, 144A(b)	Caa1/B+	200	156,518
LABL, Inc., Sr. Sec. Notes, 5.875%, 11/01/28, 144A(b)	B2/B-	173	155,344
Sealed Air Corp, Co. Gty., 6.125%, 02/01/28, 144A(b)	Ba2/BB+	28	27,163
Sealed Air Corp., Sr. Sec. Notes, 1.573%, 10/15/26, 144A(b)	Baa2/BBB-	524	456,241
			795,266
PHARMACEUTICALS (1.11%)
AbbVie, Inc., Sr. Unsec. Notes, 4.050%, 11/21/39(b)	A3/BBB+	615	502,920
CVS Health Corp., Sr. Unsec. Notes, 5.875%, 06/01/53(b)	Baa2/BBB	151	139,568
Organon & Co, Sr. Sec. Notes, 4.125%, 04/30/28, 144A(b)	Ba2/BB	200	173,786
Pfizer Investment Enterprises Pte, Ltd., Co. Gty., 5.300%, 05/19/53(b)	A1/A+	265	247,164
Takeda Pharmaceutical Co., Ltd., Sr. Unsec. Notes, 5.000%, 11/26/28(b)	Baa1/BBB+	500	489,408
Takeda Pharmaceutical Co., Ltd., Sr. Unsec. Notes, 3.175%, 07/09/50(b)	Baa1/BBB+	684	433,410
			1,986,256
PIPELINES (7.74%)
Cheniere Energy Partners LP, Co. Gty., 3.250%, 01/31/32(b)	Ba1/BBB-	91	72,454
Cheniere Energy Partners LP, Co. Gty., 5.950%, 06/30/33, 144A(b)	Ba1/BBB-	92	88,731
Columbia Pipelines Holding Co. LLC, Sr. Unsec. Notes, 6.055%, 08/15/26, 144A(b)	Baa2/NA	70	70,228
Columbia Pipelines Operating Co. LLC, Sr. Unsec. Notes, 6.544%, 11/15/53, 144A(b)	Baa1/NA	155	151,369
Crestwood Midstream Partners LP, Co. Gty., 7.375%, 02/01/31, 144A(b)	Ba3+/BB+	36	36,664
DT Midstream, Inc., Sr. Sec. Notes, 4.300%, 04/15/32, 144A(b)	Baa2/BBB-	432	367,114
EIG Pearl Holdings Sarl, Sr. Sec. Notes, 4.387%, 11/30/46, 144A	A1/NA	700	507,108
Enbridge, Inc., Sub. Notes, (TSFR3M + 4.152%), 6.000%, 01/15/77(b),(c)	Baa3/BBB-	750	685,647
Energy Transfer LP, Jr. Sub. Notes, (H15T5Y + 5.306%), 7.125%, 05/15/30(b),(c),(d)	Ba2/BB+	160	137,637
Energy Transfer LP, Sr. Unsec. Notes, 3.750%, 05/15/30(b)	Baa3/BBB	398	346,779
Enterprise Products Operating LLC, Co. Gty., (TSFR3M + 2.832%), 5.375%, 02/15/78(b),(c)	Baa2/BBB	342	284,328
Florida Gas Transmission Co. LLC, Sr. Unsec. Notes, 9.190%, 11/01/24, 144A	Baa2/BBB+	20	20,154
Global Partners LP, Co. Gty., 7.000%, 08/01/27(b)	B2/B+	1,076	1,048,553
Howard Midstream Energy Partners LLC, Sr. Unsec. Notes, 6.750%, 01/15/27, 144A(b)	B3/B+	110	104,500
Howard Midstream Energy Partners LLC, Sr. Unsec. Notes, 8.875%, 07/15/28, 144A(b)	B3/B+	203	204,776
Kinder Morgan, Inc., Co. Gty., 8.050%, 10/15/30	Baa2/BBB	1,000	1,088,031
Kinder Morgan, Inc., Co. Gty., 5.550%, 06/01/45(b)	Baa2/BBB	1,755	1,512,113
MPLX LP, Sr. Unsec. Notes, 4.250%, 12/01/27(b)	Baa2/BBB	901	846,440
MPLX LP, Sr. Unsec. Notes, 5.500%, 02/15/49(b)	Baa2/BBB	694	586,841
MPLX LP, Sr. Unsec. Notes, 4.900%, 04/15/58(b)	Baa2/BBB	561	416,681
NGPL PipeCo LLC, Sr. Unsec. Notes, 7.768%, 12/15/37, 144A	Baa3/BBB-	880	905,433
ONEOK, Inc., Co. Gty., 5.800%, 11/01/30(b)	Baa2/BBB	123	120,434
ONEOK, Inc., Co. Gty., 6.100%, 11/15/32(b)	Baa2/BBB	177	174,915
ONEOK, Inc., Co. Gty., 6.625%, 09/01/53(b)	Baa2/BBB	548	536,513
Panhandle Eastern Pipe Line Co. LP, Sr. Unsec. Notes, 7.000%, 07/15/29	Baa3/BBB	1,000	1,008,508
Targa Resources Partners LP, Co. Gty., 5.500%, 03/01/30(b)	Baa3/BBB-	1,177	1,101,568
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec. Notes, 3.950%, 05/15/50(b)	Baa1/BBB	384	272,709
Western Midstream Operating LP, Sr. Unsec. Notes, 6.350%, 01/15/29(b)	Baa3/BBB-	131	131,262
Western Midstream Operating LP, Sr. Unsec. Notes, 6.150%, 04/01/33(b)	Baa3/BBB-	53	51,107
Williams Cos., Inc., Sr. Unsec. Notes, 7.500%, 01/15/31	Baa2/BBB	911	968,945
			13,847,542

The accompanying notes are an integral part of these financial statements.

12

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)
REITS (2.85%)
Boston Properties LP, Sr. Unsec. Notes, 3.800%, 02/01/24(b)	Baa1/BBB+	$288	$285,337
Brixmor Operating Partnership LP, Sr. Unsec. Notes, 3.850%, 02/01/25(b)	Baa3/BBB-	161	155,013
EPR Properties, Sr. Unsec. Notes, 3.600%, 11/15/31(b)	Baa3/BBB-	533	395,268
Extra Space Storage LP, Co. Gty., 5.700%, 04/01/28(b)	Baa2/BBB+	129	127,503
Extra Space Storage LP, Co. Gty., 3.900%, 04/01/29(b)	Baa2/BBB+	371	333,309
Extra Space Storage LP, Co. Gty., 2.350%, 03/15/32(b)	Baa2/BBB+	267	201,965
GLP Capital LP, Co. Gty., 3.250%, 01/15/32(b)	Ba1/BBB-	154	119,437
Iron Mountain, Inc., Co. Gty., 5.000%, 07/15/28, 144A(b)	Ba3/BB-	59	53,664
Iron Mountain, Inc., Co. Gty., 7.000%, 02/15/29, 144A(b)	Ba3/BB-	370	362,064
Rexford Industrial Realty LP, Co. Gty., 2.150%, 09/01/31(b)	Baa2/BBB+	360	268,567
SBA Tower Trust, 2.593%, 10/15/31, 144A(b)	A2/NA	454	346,659
Scentre Group Trust 2, Co. Gty., (H15T5Y + 4.379%), 4.750%, 09/24/80, 144A(b),(c)	Baa1/BBB+	2,007	1,802,492
Simon Property Group LP, Sr. Unsec. Notes, 5.850%, 03/08/53(b)	A3/A-	271	249,987
VICI Properties LP, Co. Gty., 3.500%, 02/15/25, 144A(b)	Ba1/BBB-	385	368,364
WEA Finance LLC, Co. Gty., 4.625%, 09/20/48, 144A(b)	Baa2/BBB+	36	22,118
			5,091,747
RETAIL (0.60%)
Macy’s Retail Holdings LLC, Co. Gty., 5.875%, 03/15/30, 144A(b)	Ba2/BB+	314	264,545
Murphy Oil USA, Inc., Co. Gty., 3.750%, 02/15/31, 144A(b)	Ba2/BB+	119	97,194
Starbucks Corp., Sr. Unsec. Notes, 4.450%, 08/15/49(b)	Baa1/BBB+	891	705,737
			1,067,476
SEMICONDUCTORS (1.39%)
Broadcom, Inc., Co. Gty., 3.750%, 02/15/51, 144A(b)	Baa3/BBB-	166	111,222
Broadcom, Inc., Sr. Unsec. Notes, 3.469%, 04/15/34, 144A(b)	Baa3/BBB-	1,655	1,300,249
Broadcom, Inc., Sr. Unsec. Notes, 3.187%, 11/15/36, 144A(b)	Baa3/BBB-	1,109	796,559
Intel Corp., Sr. Unsec. Notes, 5.200%, 02/10/33(b)	A2/A	92	89,145
Intel Corp., Sr. Unsec. Notes, 5.700%, 02/10/53(b)	A2/A	61	57,138
Micron Technology, Inc., Sr. Unsec. Notes, 2.703%, 04/15/32(b)	Baa3/BBB-	164	125,268
			2,479,581
SOFTWARE (1.68%)
Fiserv, Inc., Sr. Unsec. Notes, 5.600%, 03/02/33(b)	Baa2/BBB	121	117,245
Oracle Corp., Sr. Unsec. Notes, 2.300%, 03/25/28(b)	Baa2/BBB	1,130	979,128
Oracle Corp., Sr. Unsec. Notes, 3.650%, 03/25/41(b)	Baa2/BBB	1,745	1,244,465
Oracle Corp., Sr. Unsec. Notes, 5.550%, 02/06/53(b)	Baa2/BBB	80	70,191
VMware, Inc., Sr. Unsec. Notes, 2.200%, 08/15/31(b)	Baa3/BBB-	788	594,883
			3,005,912
TELECOMMUNICATIONS (3.08%)
AT&T, Inc., Sr. Unsec. Notes, 4.500%, 05/15/35(b)	Baa2/BBB	515	441,211
AT&T, Inc., Sr. Unsec. Notes, 4.750%, 05/15/46(b)	Baa2/BBB	425	335,669
AT&T, Inc., Sr. Unsec. Notes, 3.550%, 09/15/55(b)	Baa2/BBB	2,195	1,339,010
Deutsche Telekom International Finance BV, Co. Gty., 8.750%, 06/15/30(f)	Baa1/BBB+	2,000	2,290,882
Frontier Communications Holdings LLC, Sr. Sec. Notes, 5.000%, 05/01/28, 144A(b)	B3/B	255	217,767
T-Mobile USA, Inc., Co. Gty., 4.950%, 03/15/28(b)	Baa2/BBB	83	80,574
Verizon Communications, Inc., Sr. Unsec. Notes, 2.550%, 03/21/31(b)	Baa1/BBB+	457	363,900
Verizon Communications, Inc., Sr. Unsec. Notes, 3.550%, 03/22/51(b)	Baa1/BBB+	674	445,298
			5,514,311
TRANSPORTATION (0.33%)
BNSF Funding Trust I, Co. Gty., (3M LIBOR + 2.350%), 6.613%, 12/15/55(b),(c)	Baa2/A	250	243,277
Union Pacific Corp., Sr. Unsec. Notes, 3.839%, 03/20/60(b)	A3/A-	503	352,040
			595,317
TOTAL CORPORATED EBT SECURITIES (Cost of $161,731,851)			145,300,540

The accompanying notes are an integral part of these financial statements.

13

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
ASSET-BACKED SECURITIES (13.41%)
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.937%, 08/15/46, 144A(b)	NA/A-	$904	$790,881
Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class A2, 5.300%, 06/21/28, 144A(b)	Aaa/NA	82	81,315
Antares CLO, Ltd., Series 2017-1A, Class CR, (TSFR3M + 2.962%), 8.288%, 04/20/33, 144A(b),(e)	NA/A	1,092	1,035,620
Apidos CLO XXXIX, Ltd., Series 2022-39A, Class A1, (TSFR3M + 1.300%), 6.634%, 04/21/35, 144A(b),(e)	Aaa/AA+	950	940,669
Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class A, 2.330%, 08/20/26, 144A(b)	Aaa/NA	255	238,954
Blackbird Capital Aircraft, Series 2021-1A, Class B, 3.446%, 07/15/46, 144A(b)	Baa1/NA	313	261,430
Cerberus Loan Funding XXXVII LP, Series 2022-1A, Class A1, (TSFR3M + 1.780%), 7.088%, 04/15/34, 144A(b),(e)	Aaa/NA	1,500	1,476,859
CF Hippolyta Issuer LLC, Series 2020-1, Class A1, 1.690%, 07/15/60, 144A(b)	NA/AA-	612	555,616
Chesapeake Funding II LLC, Series 2023-2A, Class A1, 6.160%, 10/15/35, 144A(b)	Aaa/NA	153	153,093
Daimler Trucks Retail Trust, Series 2023-1, Class A3, 5.900%, 03/15/27(b)	Aaa/NA	428	428,046
DataBank Issuer, Series 2021-2A, Class A2, 2.400%, 10/25/51, 144A(b)	NA/NA	583	502,181
DB Master Finance LLC, Series 2021-1A, Class A2I, 2.045%, 11/20/51, 144A(b)	NA/BBB	597	522,661
Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.662%, 04/25/51, 144A(b)	NA/BBB+	540	454,660
Eaton Vance CLO, Ltd., Series 2020-1A, Class AR, (TSFR3M + 1.432%), 6.740%, 10/15/34, 144A(b),(e)	NA/AAA	1,500	1,482,774
Flexential Issuer, Series 2021-1A, Class A2, 3.250%, 11/27/51, 144A(b)	NA/NA	555	486,048
Ford Credit Auto Owner Trust, Series 2022-C, Class B, 5.030%, 02/15/28(b)	Aaa/AA+	565	552,486
Fortress Credit Opportunities IX CLO, Ltd., Series 2017-9A, Class A1TR, (TSFR3M + 1.812%), 7.120%, 10/15/33, 144A(b),(e)	NA/AAA	600	586,696
Golub Capital Partners CLO 36m, Ltd., Series 2018-36A, Class C, (TSFR3M + 2.362%), 7.731%, 02/05/31, 144A(b),(e)	NA/A	2,250	2,128,997
Hilton Grand Vacations Trust, Series 2023-1A, Class A, 5.720%, 01/25/38, 144A(b)	Aaa/AAA	99	98,456
ITE Rail Fund Levered LP, Series 2021-1A, Class A, 2.250%, 02/28/51, 144A(b)	NA/A	180	152,654
IVY Hill Middle Market Credit Fund XII, Ltd., Series 12A, Class BR, (TSFR3M + 3.162%), 8.488%, 07/20/33, 144A(b),(e)	NA/A-	866	819,960
Marlette Funding Trust, Series 2022-3A, Class A, 5.180%, 11/15/32, 144A(b)	NA/NA	48	47,345
MCF CLO IX, Ltd., Series 2019-1A, Class A1R, (TSFR3M + 1.500%), 6.808%, 07/17/31, 144A(b),(e)	NA/AAA	556	551,411
MF1, Ltd., Series 2021-FL7, Class AS, (TSFR1M + 1.564%), 6.895%, 10/16/36, 144A(b),(e)	NA/NA	922	899,538
MF1, Ltd., Series 2022-FL8, Class C, (TSFR1M + 2.200%), 7.527%, 02/19/37, 144A(b),(e)	NA/NA	448	428,653
Navient Private Education Refi Loan Trust, Series 2021-A, Class A, 0.840%, 05/15/69, 144A(b)	NA/AAA	92	79,409
Neuberger Berman Loan Advisers CLO 47, Ltd., Series 2022-47A, Class A, (TSFR3M + 1.300%), 6.611%, 04/14/35, 144A(b),(e)	Aaa/NA	937	928,130
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.910%, 10/20/61, 144A(b)	NA/AA-	1,063	916,773
PMT Issuer Trust - FMSR, Series 2021-FT1, Class A, (1M LIBOR + 3.000%), 8.434%, 03/25/26, 144A(b),(e)	NA/NA	566	551,255
Purewest Funding LLC, Series 2021-1, Class A1, 4.091%, 12/22/36, 144A(b)	NA/NA	164	155,309
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.740%, 10/16/28(b)	Aaa/A	352	342,106
SFS Auto Receivables Securitization Trust, Series 2023-1A, Class A2A, 5.890%, 03/22/27, 144A(b)	Aaa/AAA	213	212,696
Slam, Ltd., Series 2021-1A, Class A, 2.434%, 06/15/46, 144A(b)	A1/NA	1,156	983,226
SMB Private Education Loan Trust, Series 2017-B, Class A2B, (TSFR1M + 0.864%), 6.197%, 10/15/35, 144A(b),(e)	Aaa/AAA	225	222,978
Sofi Professional Loan Program LLC, Series 2017-C, Class B, 3.560%, 07/25/40, 144A(b),(e)	NA/AA+	1,099	1,031,671
Tesla Auto Lease Trust, Series 2023-B, Class A3, 6.130%, 09/21/26, 144A(b)	Aaa/NA	449	448,833
Textainer Marine Containers VII, Ltd., Series 2021-1A, Class A, 1.680%, 02/20/46, 144A(b)	NA/A	817	689,184
TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 02/20/46, 144A(b)	NA/A	435	360,376
United States Small Business Administration, Series 2010-20F, Class 1, 3.880%, 06/01/30	Aaa/AA+	33	31,279

The accompanying notes are an integral part of these financial statements.

14

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
ASSET-BACKED SECURITIES (Continued)
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750%, 09/15/43, 144A(b),(g)	NA/A	$1,017	$857,264
Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.104%, 05/15/46, 144A(b)	NA/NA	619	496,765
TOTAL ASSET - BACKED SECURITIES (Cost of $25,785,243)			23,984,257
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.57%)
BXHPP Trust, Series 2021-FILM, Class C, (TSFR1M + 1.214%), 6.546%, 08/15/36, 144A(e)	NA/NA	167	150,642
New Residential Mortgage Loan Trust, Series 2021-NQ2R, Class A1, 0.941%, 10/25/58, 144A(b),(e)	NA/NA	178	157,222
New Residential Mortgage Loan Trust, Series 2022-NQM1, Class A1, 2.277%, 04/25/61, 144A(b),(e)	NA/NA	877	718,250
TOTAL COMMERCIAL MORTGAGE - BACKED SECURITIES (Cost of $1,222,087)			1,026,114
RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.11%)
FHLMC Pool #A15675, 6.000%, 11/01/33	Aaa/AA+	29	28,894
FNMA Pool #754791, 6.500%, 12/01/33	Aaa/AA+	111	111,403
FNMA Pool #763852, 5.500%, 02/01/34	Aaa/AA+	50	49,023
GNSF Pool #417239, 7.000%, 02/15/26	Aaa/AA+	1	897
GNSF Pool #780374, 7.500%, 12/15/23(h)	Aaa/AA+	0	1
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $182,522)			190,218
MUNICIPAL BONDS (1.23%)
City of San Francisco CA Public Utilities Commission Water Revenue, Build America
Bonds, 6.000%, 11/01/40	Aa2/AA-	145	146,909
State of California, Build America Bonds, GO, 7.625%, 03/01/40	Aa2/AA-	1,500	1,758,306
University of Michigan, 3.599%, 04/01/47	Aaa/AAA	365	291,437
TOTAL MUNICIPAL BONDS (Cost of $2,040,536)			2,196,652
U.S. TREASURY OBLIGATIONS (1.10%)
United States Treasury Bonds, 4.375%, 08/15/43	Aaa/AA+	525	489,481
United States Treasury Bonds, 1.250%, 05/15/50	Aaa/AA+	236	110,887
United States Treasury Bonds, 1.375%, 08/15/50	Aaa/AA+	251	122,294
United States Treasury Notes, 1.500%, 02/29/24	Aaa/AA+	800	787,125
United States Treasury Notes, 4.125%, 07/31/28	Aaa/AA+	233	228,012
United States Treasury Notes, 3.875%, 08/15/33	Aaa/AAA	240	226,838
TOTAL U.S. TREASURY OBLIGATIONS (Cost of $2,022,156)			1,964,637
GOVERNMENT BONDS (0.65%)
Hungary Government International Bond, Sr. Unsec. Notes, 6.750%, 09/25/52, 144A	Baa2/BBB-	200	189,580
Korea National Oil Corp., Sr. Unsec. Notes, 1.750%, 04/18/25, 144A	Aa2/AA	208	195,769
Saudi Government International Bond, Sr. Unsec. Notes, 5.500%, 10/25/32, 144A	A1/NA	631	630,962
Ukraine Government International Bond, Sr. Unsec. Notes, 7.253%, 03/15/35, 144A	NA/CCC	551	143,180
TOTAL GOVERNMENT BONDS (Cost of $1,581,390)			1,159,491
TOTAL INVESTMENTS (98.32%) (Cost of $194,565,785)			175,821,909
OTHER ASSETS AND LIABILITIES(1.68%)			3,003,197
NET ASSETS(100.00%)			$178,825,106

The accompanying notes are an integral part of these financial statements.

15

SCHEDULE OF INVESTMENTS (Unaudited) — continued

At September 30, 2023, the Fund had the following open futures contracts:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	12/23	48	$9,772,249	$9,730,125	$(42,124)
U.S. Treasury 5-Year Notes	12/23	45	4,769,685	4,741,172	(28,513)
U.S. Treasury Long Bonds	12/23	40	4,740,273	4,551,250	(189,023)
U.S. Treasury Ultra Bonds	12/23	74	9,461,016	8,782,875	(678,141)
					(937,801)
Short Futures Outstanding
U.S. Treasury 10-Year Notes	12/23	36	(3,907,970)	(3,890,250)	17,720
U.S. Treasury Ultra 10-Year Notes	12/23	12	(1,381,373)	(1,338,750)	42,623
					60,343
Net unrealized depreciation on open futures contracts					$(877,458)

(a)	Ratings for debt securities are unaudited. All ratings are as of September 30, 2023 and may have changed subsequently.

(b)	This security is callable.

(c)	Fixed to floating rate security. Fixed rate indicated is rate effective at September 30, 2023. Security will convert at a future date to a floating rate of reference rate and spread in the description above.
(d)	Security is perpetual. Date shown is next call date.

(e)	Variable rate security. Rate indicated is rate effective at September 30, 2023.

(f)	Multi-Step Coupon. Rate disclosed is as of September 30, 2023.

(g)	Denotes a step-up bond. The rate indicated is the current coupon as of September 30, 2023.

(h)	Principal amount less than $1,000.

144A Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2023, these securities amounted to $70,210,146 or 39.26% of net assets.

Legend

Certs. – Certificates

CLO – Collateralized Loan Obligation

Co. Gty. – Company Guaranty

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNSF – Government National Mortgage Association (Single Family)

GO – Government Obligation

H15T5Y – US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

Jr. – Junior

LIBOR – London Interbank Offered Rate

LLC – Limited Liability Company

LP – Limited Partnership

Ltd. – Limited

NA – Not Available

PLC – Public Limited Company

REIT – Real Estate Investment Trust

Sec. – Secured

SOFRRATE – Secured Overnight Financing Rate

Sr. – Senior

Sub. – Subordinated

SW5 – 5-year USD Swap Semiannual 30/360

TSFR1M – One Month Term Secured Overnight Financing Rate

TSFR3M – 3-month Term Secured Overnight Financing Rate

Unsec. – Unsecured

The accompanying notes are an integral part of these financial statements.

16

SCHEDULE OF INVESTMENTS (Unaudited) — continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis as of September 30, 2023.

Assets:	Total Market Value at 09/30/23	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
LONG-TERM INVESTMENTS
CORPORATE DEBT SECURITIES	$145,300,540	$—	$145,300,540	$—
MUNICIPAL BONDS	2,196,652	—	2,196,652	—
ASSET-BACKED SECURITIES	23,984,257	—	23,984,257	—
U.S. TREASURY OBLIGATIONS	1,964,637	—	1,964,637	—
GOVERNMENT BONDS	1,159,491	—	1,159,491	—
RESIDENTIAL MORTGAGE-BACKED SECURITIES	190,218	—	190,218	—
COMMERCIAL MORTGAGE-BACKED SECURITIES	1,026,114	—	1,026,114	—
DERIVATIVES
SHORT FUTURES	60,343	60,343	—	—
TOTAL ASSETS	$175,882,252	$60,343	$175,821,909	$—
Liabilities:
FUTURES CONTRACTS	$937,801	$937,801	$—	$—

The accompanying notes are an integral part of these financial statements.

17

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

September 30, 2023

Assets:
Investment in securities, at value (amortized cost $194,565,785) (Note 1)	$175,821,909
Cash	196,559
Interest receivable	2,317,194
Receivable from broker—variation margin on open futures contracts	60,343
Deposits with brokers for open futures contracts	1,543,706
Prepaid expenses	13,579
TOTAL ASSETS	179,953,290
Liabilities:
Payable to broker—variation margin on open futures contracts	937,801
Investment advisory fees payable	67,626
Trustee fees payable	37,750
Printing fees payable	20,514
Audit fees payable	14,500
Administration and accounting fees payable	13,554
Legal fees payable	10,334
Custodian fees payable	5,872
Transfer agency fees payable	1,186
Accrued fees payable	19,047
TOTAL LIABILITIES	1,128,184
Net assets: (equivalent to $16.69 per share based on 10,713,411 shares of capital stock outstanding)	$178,825,106
NET ASSETS consisted of:
Par value	$107,134
Capital paid-in	206,647,413
Distributable earnings	(27,929,441)
$178,825,106

The accompanying notes are an integral part of these financial statements.

18

STATEMENT OF OPERATIONS (Unaudited)

For the six months ended September 30, 2023

Investment Income:
Interest	$4,971,122
Total Investment Income	4,971,122
Expenses:
Investment advisory fees (Note 4)	$418,237
Administration fees	82,097
Trustees’ fees (Note 4)	77,750
Legal fees and expenses	70,973
Reports to shareholders	25,961
Transfer agent fees	17,770
Insurance	17,066
Custodian fees	15,400
Audit fees	14,500
NYSE fee	12,495
ICI fee	9,021
Miscellaneous	44,123
Total Expenses	805,393
Net Investment Income	4,165,729
Realized and unrealized (loss) from:
Net realized (loss) from:
Investment securities	(1,252,890)
Futures contracts	(1,047,681)
Net Realized Loss	(2,300,571)
Change in net unrealized (depreciation) of:
Investment securities	(5,221,281)
Futures contracts	(1,439,880)
Change in Net Unrealized Depreciation	(6,661,161)
Net loss on investments and futures contracts	(8,961,732)
Net decrease in net assets resulting from operations	$(4,796,003)

The accompanying notes are an integral part of these financial statements.

19

STATEMENTS OF CHANGES IN NETASSETS

	Six months ended September 30, 2023 (Unaudited)	Year ended March 31, 2023
Increase (decrease) in net assets:
Operations:
Net investment income	$4,165,729	$7,743,887
Net realized loss	(2,300,571)	(3,741,628)
Change in unrealized depreciation	(6,661,161)	(17,800,922)
Net decrease in net assets resulting from operations	(4,796,003)	(13,798,663)
Distributions:
From distributed earnings	(4,071,096)	(8,358,603)
Decrease in net assets	(8,867,099)	(22,157,266)
Net Assets:
Beginning of period	187,692,205	209,849,471
End of period	$178,825,106	$187,692,205

The accompanying notes are an integral part of these financial statements.

20

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Six-months ended
	September 30, 2023	Year ended March 31,
	(Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$17.52	$19.59	$21.25	$19.67	$20.57	$20.55
Net investment income	0.39	0.72	0.70	0.77	0.79	0.85
Net gain (loss) on investments and futures contracts	(0.84)	(2.01)	(1.22)	2.10	(0.50)	(0.03)
Total from investment operations	(0.45)	(1.29)	(0.52)	2.87	0.29	0.82
Less distributions:
Dividends from net investment income	(0.38)	(0.72)	(0.80)	(0.80)	(0.97)	(0.67)
Distributions from net realized gains	—	(0.06)	(0.34)	(0.49)	(0.22)	(0.13)
Total distributions	(0.38)	(0.78)	(1.14)	(1.29)	(1.19)	(0.80)
Net asset value, end of period	$16.69	$17.52	$19.59	$21.25	$19.67	$20.57
Per share market price, end of period	$15.03	$15.88	$17.87	$20.45	$19.74	$19.22
Total Investment Return(1)
Based on net asset value	(2.45)%	(6.08)%	(2.80)%	14.71%	1.51%	4.52%
Based on market value	(3.09)%	(6.68)%	(7.87)%	10.00%	9.03%	3.60%
Ratios/Supplemental Data
Net assets, end of period (000s)	$178,825	$187,692	$209,849	$227,637	$210,632	$220,355
Ratio of expenses to average net assets (gross of waivers/reimbursements)	0.87%	0.86%	0.85%	0.81%	0.76%	0.80%
Ratio of expenses to average net assets (net of waivers/reimbursements)	0.87%	0.86%	0.85%	0.79%	0.76%	0.77%
Ratio of net investment income to average net assets	4.53%	4.11%	3.31%	3.56%	3.76%	4.24%
Portfolio turnover rate	11.75%	35.10%	51.47%	88.81%	59.99%	63.00%
Number of shares outstanding at the end of the period (in 000’s)	10,713	10,713	10,713	10,710	10,710	10,710

(1)	Total investment return based on net asset value includes management fees and all other expenses paid by the Fund. Total investment return based on market value is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this the calculations to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

The accompanying notes are an integral part of these financial statements.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 − Significant Accounting Policies – The Insight Select Income Fund (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified closed-end, management investment company. The Fund’s investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Fund follows the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.	Security Valuation – In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. For securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, the Fund uses recognized industry pricing services which are unaffiliated with Insight North America LLC (‘‘INA’’ or the ‘‘Adviser’’) - and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources.

The Fund adopted policies to comply with the SEC’s Rule 2a-5 under the 1940 Act, which established a new regulatory framework for registered investment company fair valuation practices. The Fund’s fair value policies and procedures and valuation practices were updated prior to the rule’s required compliance date of September 8, 2022. Under Rule 2a-5, the Board designated the Adviser as the Fund’s “Valuation Designee” to make fair value determinations.

In the event that market quotations are not readily available, or when such quotations are deemed not to reflect current market value, the securities will be valued at their respective fair value as determined by the Fund’s Valuation Designee pursuant to its procedures and subject to oversight by the Board of Trustees (the “Board”). The Valuation Designee considers all relevant facts that are reasonably available when determining the fair value of a security, including but not limited to the last sale price or initial purchase price (if a when-issued security) and subsequently adjusting the value based on changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves are utilized.

Fair Value Measurements – The Fund has adopted authoritative fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the
22

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

At the end of each calendar quarter, management evaluates the Level 1, 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Level 3 investments are categorized as Level 3 with values derived utilizing prices from prior transactions or third party pricing information without adjustment (broker quotes, pricing services and net asset values). A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments. As of September 30, 2023, the Fund did not hold any Level 3 securities.

When-Issued Securities — The Fund may enter into commitments to purchase securities on a forward or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund’s case, these securities are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date. The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the Fund makes the commitment to purchase securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased in determining its net asset value (‘‘NAV’’). At the time of delivery of the security, its value may be more or less than the fixed purchase price.

Futures Contracts — The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. During the six-month period ended September 30, 2023, the Fund used futures contracts to manage duration exposure to the Fund’s index.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Swap Contracts — Fund may enter into swap transactions to help enhance the value of its portfolio or manage its exposure to different types of investments. Swaps are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. During the six-month period ended September 30, 2023, the Fund did not enter into swap transactions.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, bilateral swap agreements, OTC swaps have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

Cleared swaps are transacted through futures commission merchants that are members of central clearing-houses with the clearinghouses serving as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.

Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. For OTC swaps, any upfront premiums paid or received are recorded as assets or liabilities, respectively, and are shown as premium paid on swap agreements or premium received on swap agreements in the Statements of Assets and Liabilities. For swaps that are centrally cleared, initial margins, determined by

24

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

each relevant clearing agency, are posted and are segregated at a broker account registered with the Commodity Futures Trading Commission, or the applicable regulator. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in the value of centrally cleared swaps are recorded in the Statements of Assets and Liabilities as receivable or payable for variation margin on swap agreements and settled daily. Upfront premiums and liquidation payments received or paid are recorded as realized gains or losses at the termination or maturity of the swap. Net periodic payments received or paid by the Fund are recorded as realized gain or loss.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements.

The following table sets forth the fair value and the location of the Fund’s derivative financial instruments within the Statement of Assets and Liabilities by primary risk exposure as of September 30, 2023:

Fair Value of Derivative Instruments as of September 30, 2023:

Derivatives not accounted for as hedging instruments under ASC 815	Assets	Liabilities
Futures — Interest Rate Contracts	$60,343	$(937,801)

The following table sets forth the effect of the Fund’s derivative financial instruments by primary risk exposure on the Statements of Operations for the six months ended September 30, 2023:

The Effect of Derivative Investments on the Statement of Operations for the six months ended September 30, 2023:

Derivatives not accounted for as hedging instruments under ASC 815	Realized Gain (Loss) on Derivatives	Change in Net Unrealized Appreciation (Depreciation) on Derivatives
Futures — Interest Rate Contracts	$(1,047,681)	$(1,439,880)

The average notional amounts of long and short futures contracts held by the Fund throughout the period was $27,881,980 and $7,087,057, respectively. This is based on amounts held as of each quarter-end throughout the fiscal period.

B.	Determination of Gains or Losses on Sale of Securities — Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.	Federal Income Taxes — It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
25

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2020-2022 or expected to be taken on the Fund’s 2023 tax return, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D.	Other — Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.	Distributions to Shareholders and Book/Tax Differences – Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount.

Distributions during the fiscal years ended March 31, 2023 and 2022 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2023	$7,713,566	$—	$645,037	$8,358,603
FY 2022	$10,167,036	$—	$2,032,765	$12,199,801

At March 31, 2023, the components of distributable earnings on a tax basis were as follows:

Total	Accumulated Ordinary Income	Capital Loss Carry forward	Post October Loss	Net Unrealized Depreciation
$(19,062,342)	$116,038	$(3,131,802)	$(536,356)	$(15,510,222)

Realized net capital gains can be offset by capital loss carryforwards from prior years. As of March 31, 2023, the capital loss carryforwards were as follows:

Short-Term	Long-Term	Total
$1,420,048	$1,711,754	$3,131,802

Under current laws, certain capital losses realized after October 31 and certain ordinary losses realized after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2023, the Fund elected to defer long-term and short-term capital losses of $445,824 and $90,532, respectively.

At September 30, 2023, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities

26

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$194,565,785	$3,111,751	$(21,855,627)	$(18,743,876)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for wash sales, amortization of market premium and accretion of market discount.

F.	Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 − Portfolio Transactions — The following is a summary of the security transactions, other than short-term investments, for the six months ended September 30, 2023:

	Cost of Purchases	Proceeds from Sales or Maturities
U.S. Government Securities	$7,734,737	$6,696,444
Other Investment Securities	$13,466,608	$16,541,491

Note 3 − Capital Stock — At September 30, 2023, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 10,713,411 shares issued and outstanding.

Note 4 − Investment Advisory Contract, Accounting and Administration, Custodian, Transfer Agent and Trustee Compensation — INA serves as investment adviser to the Fund. The Adviser is entitled to a monthly investment advisory fee at the annualized rate of 0.50% of the first $100,000,000 of the Fund’s average daily Managed Assets and 0.40% of the Fund’s average daily Managed Assets in excess of $100,000,000. Effective December 1, 2022, the annualized rate became 0.50% of the first $100,000,000 of the Fund’s average daily Managed Assets, 0.40% of the Fund’s average daily Managed Assets in excess of $100,000,000 but less than $200,000,000, and 0.30% of the Fund’s average daily Managed Assets in excess of $200,000,000. The ‘‘Managed Assets’’ of the Fund shall be defined as the total assets of the Fund, less its liabilities other than Fund liabilities incurred for investment purposes.

BNY Mellon Investment Servicing (US) Inc., an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund. The Bank of New York Mellon is the Fund’s custodian responsible for the custody of Fund’s assets. Computershare Investor Services (‘‘Computershare’’) serves as the Transfer Agent to the Fund.

The Adviser is a wholly owned subsidiary of The Bank of New York Mellon Corporation. The Adviser works closely with and is administered by Insight Investment Management (Global) Limited, another of The Bank of New York Mellon Corporation’s investment management subsidiaries. The Adviser is subject to The Bank of New York Mellon Corporation’s Code of Conduct and various policies and procedures designed to address the potential for conflicts of interest that may arise in connection with the Adviser’s status as an affiliated person of The Bank of New York Mellon Corporation and its subsidiaries.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the six months ended September 30, 2023 was $77,750. All officers of the Fund are also officers and/or employees of the investment adviser. None of the Fund’s officers on the Statement of Operations receives compensation from the Fund.

Note 5 − Dividend and Distribution Reinvestment — In accordance with the terms of the Amended and Restated Automatic Dividend Investment Plan (the ‘‘Plan’’), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the ‘‘Valuation Date’’) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 2023, the Fund did not issue any shares under this Plan.

Note 6 − Committed Facility Agreement — On November 19, 2021, the Fund entered into a Committed Facility Agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage International, under which the Fund may borrow up to $125,000,000 on a revolving basis. The credit facility is secured by certain assets of the Fund in amounts required by the Credit Agreement, which are maintained in a segregated account by the Fund Custodian. As of September 30, 2023, there was no outstanding balance. All borrowings under the Credit Agreement constitute financial leverage. The Credit Agreement contains customary representations, warranties, covenants, and default provisions. The Fund is charged interest based on the Overnight Bank Funding Rate plus (i) 72 basis points (in respect of investment grade corporate bonds and US Government Securities), or (ii) 92 basis points (in respect of other securities). The Fund is subject to the asset coverage requirements imposed by the Investment Company Act.

Note 7 − Principal Risks — An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The Fund’s share price fluctuates, sometimes dramatically, which means an investor in the Fund could incur a loss.

Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of

28

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Governors of the Federal Reserve System in the U.S., the Fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the Fund’s investments in new securities may be at lower yields and may reduce the Fund’s income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

Asset-Backed Securities Risk. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.

Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security’s price to fall. The lower a security’s credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

Coronavirus and Pandemic risk. The outbreak of COVID-19 resulted in border restrictions, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains, workflow operations and customer activity, as well as general concern and uncertainty. The lasting effects of the COVID-19 outbreak and responses are unknown at this time and may negatively affect the performance of the Fund. Similarly, the effects of other widespread health events that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including Fund service providers) and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.

Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Derivatives risk. The Fund may utilize a variety of derivative instruments. Generally, derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. In addition, derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

counterparties with respect to its derivative transactions will affect the value of those instruments. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

As a result of certain political tensions and armed conflicts outside of the United States, the extent and ultimate result of which are unknown at this time, the United States and the European Union, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain countries, corporate entities and individuals. The imposition of such sanctions and other similar measures could cause, among other things, a decline in the value and/or liquidity of securities issued, downgrades in the credit ratings of securities and cause increased market volatility affecting not only the party but throughout the world. Sanctions could also result in a party taking counter measures or retaliatory actions which may further impair the value and liquidity of some securities.

ETF and other investment company risk. To the extent the Fund invests in pooled investment vehicles, such as ETFs and other investment companies, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the Fund invests in an ETF or other investment company, shareholders of the Fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the Fund.

Foreign investment risk. To the extent the Fund invests in foreign securities, the Fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the Fund.

Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the Fund itself.

High yield securities risk. High yield (“junk”) securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer’s ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities.

30

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Issuer risk. A security’s market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services, or factors that affect the issuer’s industry, such as labor shortages or increased production costs and competitive conditions within an industry.

Leverage risk. The use of leverage (borrowing money to purchase properties or securities) will cause the Fund to incur additional expenses and significantly magnify losses in the event of underperformance of the assets purchased with borrowed money. In addition, a lender may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

Management risk. The investment process used by the Fund’s portfolio managers could fail to achieve the Fund’s investment goal and cause your fund investment to lose value.

Market risk. The value of the securities in which the Fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to coronavirus outbreaks and aggressive measures taken world-wide in response by governments, and by businesses, including changes to operations and reducing staff.

The impact of pandemic risks may last for an extended period of time and result in a substantial economic downturn. Any such impact could adversely affect the Fund’s performance.

Risk of market price discount from net asset value. Shares of closed-end funds frequently trade at a market price that is below their NAV. This is commonly referred to as ‘‘trading at a discount.’’ This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s NAV may decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Valuation risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Trustees. Fair

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Note 8 − Recent Accounting Pronouncements — In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04 “Facilitation of the Effects of Reference Rate Reform on Financial Reporting,” which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU 2020-04 was effective immediately for certain reference rate-related contract modifications that occur through December 31, 2022. In December 2022, the FASB issuedASU No. 2022-06 “Deferral of the Sunset Date of Topic 848,” which extended the temporary relief period provided by ASU No. 2020-04 through December 31, 2024. Management does not expect ASU 2020-04 or ASU 2022-06 to have a material impact on the financial statements.

Note 9 − Other Matters — Many credit instruments, derivatives and other financial instruments, including those in which the fund may invest, utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In July 2017, the Financial Conduct Authority announced plans to phase out the use of LIBOR by the end of 2021. It was subsequently announced that tenors of US Dollar LIBOR would continue to be published through June 30, 2023, other than one week and two month USD LIBOR settings which ceased publication on December 31, 2021. Various financial industry groups around the world have been planning the transition to the use of different benchmarks. In the United States, the Federal Reserve Board and the New York Fed convened the Alternative Reference Rates Committee, comprised of a group of private-market participants, which recommended the Secured Overnight Financing Rate as an alternative reference rate to USD LIBOR. Neither the effect of the transition process, in the United States or elsewhere, nor its ultimate success, can yet be known. While some instruments tied to LIBOR may include a replacement rate in the event LIBOR is discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. The potential cessation of LIBOR could affect the value and liquidity of investments tied to LIBOR, especially those that do not include fallback provisions, and may result in costs incurred in connection with closing out positions and entering into new trades.

Note 10 − Subsequent Event — Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

32

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including management fees and other fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples in the table is based on the investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2023 to September 30, 2023).

Actual expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invest to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Fund’s actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders’ reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the second line in the table is useful for comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 01, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000
Insight Select Income Fund
Actual	$1,000.00	$975.50	0.87%	$4.30
Hypothetical (5% return before expenses)	$1,000.00	$1,020.65	0.87%	$4.39
33

SHAREHOLDER INFORMATION (Unaudited)

The following information in this semi-annual report is a summary of certain information about the Fund and changes that occurred during the prior fiscal year. (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Summary of information regarding the Fund (unaudited)

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

There have been no changes in the Fund’s investment objective since the prior disclosure date.

The Fund’s investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Fund’s investment objective may be changed by the Board of Trustees of the Fund without shareholder approval. There can be no assurance that the Fund will achieve its objective.

Principal Investment Strategies and Policies

There have been no material changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure that have not been approved by shareholders.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets (defined below) in debt securities (the “80% Policy”). Seventy-five percent of the Fund’s Managed Assets will be invested in following types of higher quality, non-convertible debt securities (including bonds and debentures):

•	debt securities (with or without attached warrants) rated, at the time of purchase, within the four highest grades as determined by a nationally recognized statistical ratings organization, such as Moody’s (i.e., Aaa, Aa, A or Baa) or Standard & Poor’s (i.e., AAA, AA, A or BBB) (collectively, the “NRSRO Rated Securities”);
•	short-term debt securities (“debentures”) which are not NRSRO Rated Securities, but which are obligations of issuers having, at the time of purchase, any NRSRO Rated Securities and which debentures are considered by the Adviser to have an investment quality comparable to NRSRO Rated Securities;
•	obligations of the United States Government, its agencies or instrumentalities; and
•	bank debt securities (with or without attached warrants) which, although not NRSRO Rated Securities, are considered by the Adviser to have an investment quality comparable NRSRO Rated Securities.

“Managed Assets” means net assets, plus the proceeds from borrowings and the issuance of senior securities for investment purposes. The ratings criteria described above apply at the time of acquisition of the security. In the event that a security held in this portion of the Fund’s portfolio is downgraded to below Baa or BBB, the Fund will no longer include such security in this portion of the Fund’s portfolio. The Fund does not expect that the value of warrants in this part of its portfolio will often be significant.

The balance of the Fund’s investments is expected to be principally in debt securities that do not meet the standards described above and in preferred stocks which may be convertible or may be accompanied by warrants or other equity securities. Any securities in this part of the portfolio may be of lower quality and may not be rated by any NRSRO.

34

SHAREHOLDER INFORMATION (Unaudited) — continued

Fixed-income securities rated below Baa/BBB are considered below investment grade (“high yield” or “junk” bonds). All warrants remaining after sale of the securities to which they were attached and common stocks acquired on conversion or exercise of warrants will be included in this part of the Fund’s portfolio. Any such warrants or common stocks may be held until a long-term holding period has been established for tax purposes, after which they ordinarily will be sold.

From time to time, the Fund may also purchase futures contracts, including interest rate futures, (“futures contracts”) and related options thereon, to hedge the Funds interest rate risk and/or duration risk. A futures contract sale creates an obligation by the Fund, as a seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price.

The Fund has established a credit facility secured by the Fund’s assets from which the Fund will be able to borrow money to be invested pursuant to the Fund’s investment strategy. The Fund is permitted to borrow up to the limit permitted under the 1940 Act.

The Fund focuses on a relative value strategy. The Fund seeks to identify opportunities to purchase securities with high risk-adjusted yields across various fixed income sectors in order to maintain and increase the Fund’s income, and therefore the Fund’s dividend payment. In constructing the Fund’s portfolio, the Adviser relies primarily on proprietary, internally-generated credit research. This credit research focuses on both industry/sector analysis and detailed individual security selection. The fund’s Adviser seeks to identify investment opportunities for the Fund based on its evaluation of the relative value of securities. The Adviser analyzes individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position and overall financial strength. The Adviser may supplement its internal research with external, third-party credit research and related credit tools.

The Fund’s average duration is expected to be near the duration of the Bloomberg U.S. Credit Index which is the Fund’s benchmark. On March 31, 2023, the Fund’s duration was 7.08 years and the duration of the Fund’s benchmark was 7.08 years. The Adviser expects that the Fund’s duration will remain between 4 and 8 years; however, the Fund’s duration may be lengthened or shortened depending on market conditions. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose 1%.

The type of fixed-income securities in which the Fund may invest include: (i) securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises (U.S. government securities); (ii) corporate debt securities, including bonds, notes, debentures, convertible securities, preferred stock and corporate commercial paper; issued by U.S. and non-U.S. corporations and other entities, such as master limited partnerships; (iii) mortgage-related securities; (iv) asset-backed securities; (v) inflation indexed bonds issued by governments or corporations; (vi) structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index or security); (vii) bank loans, including participations and assignments; (viii) delayed funding loans and revolving credit facilities; (ix) bank certificates of deposit, fixed time deposits and bankers’ acceptances; (x) repurchase agreements and reverse repurchase agreements; (xi) debt securities issued by states or local governments or their agencies, authorities or other government sponsored enterprises (municipal securities); (xii) obligations of foreign governments or their subdivisions, agencies or government sponsored enterprises; and (xiii) obligations of international agencies or supranational entities. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

35

SHAREHOLDER INFORMATION (Unaudited) — continued

The Fund’s 80% policy set forth above may be changed upon 60 days written notice to shareholders.

When the Adviser believes that market conditions make it appropriate, for temporary, defensive purposes the Fund may invest up to 100% of its assets in cash, high quality short-term money market instruments, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government. When the Fund makes investments for defensive purposes, it may not achieve its investment objective.

Investment Restrictions

The Fund is subject to a number of investment restrictions, some of which are deemed fundamental and may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, and some of which are not fundamental and may be changed by the Fund’s Board. The Fund’s fundamental investment policies may be changed only with the approval of the holders of a “majority of the Fund’s outstanding voting securities,’’ which, as used in this prospectus, means the lesser of (1) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are present in person or by proxy, or (2) more than 50% of the outstanding Shares. Any investment policy or restriction which involves a maximum percentage of securities or assets is not considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom. The Fund’s fundamental policies are set forth below.

1.	The Fund will not borrow money, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
2.	The Fund will not issue senior securities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
3.	The Fund will not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
4.	The Fund will not “concentrate” its investments in an industry, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
5.	The Fund will not purchase or sell real estate, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
6.	The Fund will not purchase or sell commodities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
7.	The Fund will not make loans to other persons, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The foregoing policies are fundamental and may not be changed without shareholder approval.

The Fund’s policies which are not deemed fundamental and which may be changed by the Board without shareholder approval are set forth below:

1.	The Fund will not invest in companies for the purpose of exercising control or management.
36

SHAREHOLDER INFORMATION (Unaudited) — continued

2.	The Fund may not invest in the securities of other investment companies, except that it may invest in securities of no-load open-end money market investment companies and investment companies that invest in high yield debt securities if, immediately after any purchase of the securities of any such investment company: (i) securities issued by such investment company and all other investment companies owned by the Fund do not have an aggregate value in excess of 10% of the value of the total assets of the Fund; (ii) the Fund does not own more than three percent of the total outstanding voting stock of such investment company; and (iii) the Fund does not own securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund. The Fund’s investment in securities of other investment companies will be subject to the proportionate share of the management fees and other expenses attributable to such securities of other investment companies.
3.	The Fund will not invest in the securities of foreign issuers, except for (i) those securities of the Canadian Government, its provinces and municipalities which are payable in United States currency, and (ii) securities of foreign issuers which are payable in United States dollars (“Yankee Bonds”). The Fund may also invest in Euro-dollar obligations with maturities up to one year, but the Fund will not acquire Yankee Bonds or Euro-dollar obligations if the acquisition would cause more than 15% of the Fund’s assets to be invested in Yankee Bonds and Euro-dollar obligations.
4.	The Fund will not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except warrants acquired on initial issuance where the warrants are attached to or otherwise in a unit with other securities.

Principal Risks

An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The Fund’s share price fluctuates, sometimes dramatically, which means an investor in the Fund could incur a loss.

For a discussion of the principal risk factors associated with an investment in the Fund, refer to Note 7 to the Fund’s financial statements in this Semi-Annual Report.

BOARD CONSIDERATION OF RENEWAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on September 26, 2023 (the “Meeting”), the Board of Trustees (“Board” or “Trustees”) of Insight Select Income Fund (the “Fund”), including a majority of those trustees who are not “interested persons” of the Fund (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (“Investment Company Act”), unanimously approved the continuation of the existing investment advisory agreement effective December 1, 2020, as amended (the “Agreement”) between the Insight Select Income Fund (the “Fund”) and Insight North America, LLC (the “Adviser”) for an additional one-year period ending December 1, 2024. The Adviser is a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).

Prior to the Meeting, the Trustees requested and received information from the Adviser in accordance with Section 15(c) of the Investment Company Act. Specifically, the Trustees received information regarding (i) the services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio managers’ management of the Fund, (iv) investment performance of the Fund, (v) the capitalization and financial condition of the Adviser and BNY Mellon,

37

SHAREHOLDER INFORMATION (Unaudited) — continued

(vi) brokerage selection procedures, (vii) the procedures for allocating investment opportunities between the Fund and other clients of the Adviser, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, and (x) the compliance with the Fund’s investment objective, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. Included with this information was also information regarding the advisory fees received and an analysis of those fees in relation to the delivery of services to the Fund, the costs of providing such services, the profitability of the Adviser in general and as a result of the fees received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also received a copy of the Agreement and the Adviser’s current Form ADV. The Trustees were provided with a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement. The Trustees also reviewed comparative performance data and other comparative statistics, share price data, and fee and expense data for the Fund relative to four other non-leveraged investment grade corporate bond closed-end funds with similar investment objectives, strategies and policies (the “Peer Group”) and for two comparative funds to which the Adviser serves as the investment adviser. In addition to the information provided, the Board met with representatives of the Adviser during the Meeting to discuss the Adviser’s history, performance, investment strategy, and compliance program in connection with the continuation of the Agreement.

The Trustees considered and weighed the above information based upon their accumulated experience in governing the Fund and working with the Adviser on matters relating to the Fund. During their deliberations on whether to approve the continuation of the Agreement, the Trustees considered many factors, the information provided by the Adviser as described above, and all other factors the Trustees believed to be relevant to evaluate the Agreement. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangement with the Adviser with respect to the Fund, as provided in the Agreement, including the investment advisory fees, is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant. In making their decision, the Trustees gave attention to the information furnished by the Adviser in connection with the Agreement’s approval and throughout the year. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the Agreement.

Nature, Extent, and Quality of Services. The Trustees considered the services provided by the Adviser to the Fund. The Trustees considered the Adviser’s personnel and the depth of their experience necessary to provide investment management services to the Fund. Based on the information provided by the Adviser, the Trustees concluded that (i) the nature, extent and quality of the services provided by the Adviser are appropriate and consistent with the terms of the Agreement, (ii) the quality of those services has been consistent with industry norms, (iii) the Fund is likely to benefit from the continued provision of those services by the Adviser, (iv) the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue.

Investment Performance. The Trustees considered the overall investment performance of the Adviser and the Fund since the Adviser was appointed the Fund’s investment adviser on June 2, 2005. The Trustees reviewed and considered comparative performance data and the Fund’s performance relative to the average performance of the Peer Group and its respective benchmark index, the Bloomberg U.S. Credit Index, which is comprised primarily of U.S. investment grade corporate bonds (the “Benchmark”). The Trustees noted that the Fund had outperformed its Benchmark and Peer Group average for the one-year, three-year, five-year, ten-year and since inception periods ended June 30, 2023. The

38

SHAREHOLDER INFORMATION (Unaudited) — continued

Trustees also noted their review and evaluation of the Fund’s investment performance on an on-going basis throughout the year. The Trustees considered the overall consistency of performance results and the short-term and long-term performance of the Fund. The Board concluded that the performance of the Fund was within an acceptable range to other fixed-income closed-end funds with similar investment objectives, strategies and policies.

Comparative Expenses. The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with and had reviewed BNY Mellon’s financial statements for the year ended December 31, 2022. In addition, the Trustees considered any direct or indirect revenues received by affiliates of the Adviser, noting that The Bank of New York Mellon Corporation, BNY Mellon and its affiliates provided custodial and administrative services to the Fund for which the Fund pays service fees. The Trustees were satisfied that the Adviser’s profits were sufficient to continue as a viable concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s fees and profits (if any) derived from its relationship with the Fund in light of the Fund’s expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisers for managing comparable funds with similar strategies. The Trustees noted that the contractual advisory fee rates for the Fund were within the range of the advisory fees charged by the Peer Group. The Trustees noted that the Fund’s net expense ratio was higher than the average net expense ratio based upon the comparison to the Peer Group. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, and the investment performance of the Fund. On the basis of these considerations, together, with the other information it considered, the Board determined that the investment advisory fee to be received by the Adviser is reasonable in light of the services provided.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees determined that economies of scale would be achieved at higher levels of managed assets of the Fund to the benefit of Fund shareholders due to the break-point reduction in the advisory fee of 10 basis points on managed assets in excess of $100 million (such that managed assets in excess of $100 million are subject to an annual management fee rate of 0.40% of average daily managed assets; with an additional 10 basis point break point reduction in the advisory fee on managed assets in excess of $200 million (such that managed assets in excess of $200 million are subject to an annual management fee rate of 0.30% of average daily managed assets).

Conclusion. After consideration of all the factors, taking into consideration the information presented at the Meeting, and deliberating in executive session, the entire Board (all of which are independent) unanimously approved the Agreement for an additional one-year period ending December 1, 2024. The Board concluded that the investment advisory fee rate under the Agreement is reasonable in relation to the services provided and that continuation of the Agreement is in the best interests of the shareholders of the Fund. The Trustees also concluded that the investment advisory fees are at acceptable levels in light of the quality of services provided to the Fund. On these bases, the Trustees concluded that the investment advisory fees for the Fund under the Agreement are reasonable. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

39

SHAREHOLDER INFORMATION (Unaudited) — continued

RESULTS OF ANNUAL SHAREHOLDER MEETING

The Annual Meeting of Shareholders of the Fund was held on June 15, 2023 for the purpose of considering and voting upon the proposals presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:

	Proposal	Votes For	Withheld
1.	W. Thacher Brown	8,723,717	630,861
2.	Ellen D. Harvey	8,759,197	595,381
3.	Thomas E. Spock	8,732,804	621,774
4.	Suzanne P. Welsh	8,754,969	599,610

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by emailing clientservicena@insightinvestment.com or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by emailing clientservicena@insightinvestment.com or on the SEC’s website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s EDGAR database at www.sec.gov.

ADDITIONAL TAX INFORMATION

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for the Fund that qualify for the dividends-received deductions for the year ended March 31, 2023 was 0.80%.

For the year ended March 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. None of the distributions made by the Fund may qualify for the 15% dividend income tax rate. Shareholders should not use this tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2024.

For the fiscal year ended March 31, 2023, the Fund had long-term capital gains of $645,037.

40

SHAREHOLDER INFORMATION (Unaudited) — continued

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Computershare Investor Services acts as the agent (the “Agent”) for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date”), plus this brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Computershare Investor Services, PO Box 505000, Louisville, KY 40233-5000.

41

SHAREHOLDER INFORMATION (Unaudited) — continued

PRIVACY POLICY

The Fund has adopted procedures designed to maintain and secure the non-public personal information of its clients from inappropriate disclosure to third parties. The Fund is committed to keeping personal information collected from potential, current, and former clients confidential and secure. The proper handling of personal information is one of our highest priorities. The Fund never sells information relating to its clients to any outside third parties.

Client Information

The Fund will only collect and keep information which is necessary for it to provide the services requested by its shareholders, and to administer a shareholder account.

The Fund may collect nonpublic personal information from clients or potential clients such as name, address, tax identification or social security number, assets, income, net worth, copies of financial documents and other information that we may receive on applications or other forms, correspondence or conversations, or via other methods in order to conduct business.

The Fund may also collect information about your transactions with the Fund, Adviser, Adviser’s affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

This information may be obtained as a result of transactions with the Fund, Adviser, Adviser’s affiliates, its clients, or others. This could include transactions completed with affiliates or information received from outside vendors to complete transactions or to effect financial goals.

Sharing Information

The Fund only shares the nonpublic personal information of its shareholders with non-affiliated companies or individuals (i) as permitted by law and as required to provide services to shareholders, such as with representatives within Adviser, securities clearing firms, the Fund or insurance companies, and other financial services providers; or (ii) to comply with legal or regulatory requirements. The Fund may also disclose nonpublic personal information to another financial services provider in connection with the transfer of an account to such financial services provider. Further, in the normal course of business, the Fund may disclose information it collects about shareholders to companies or individuals that contract with the Fund or Adviser to perform servicing functions including, but not limited to, recordkeeping, consulting, and/or technology services.

Companies hired to provide support services are not permitted to use personal information for their own purposes, and are contractually obligated to maintain strict confidentiality. The Fund limits the use of personal information to the performance of the specific service requested.

The Fund does not provide personally identifiable information to mailing list vendors or solicitors for any purpose. When the Fund provides personal information to service providers, it requires these providers to agree to safeguard such information, to use the information only for the intended purpose, and to abide by applicable law.

42

SHAREHOLDER INFORMATION (Unaudited) — continued

Employee Access to Information

Only employees with a valid business reason have the ability to access a clients’ personal information. These employees are educated on the importance of maintaining the confidentiality and security of this information. They are required to abide by our information handling practices.

Protection of Information

The Fund maintains security standards to protect shareholders’ information, whether written, spoken, physical, or electronic. The Fund updates and checks its physical mechanisms and electronic systems to ensure the protection and integrity of information.

Maintaining Accurate Information

The Fund’s goal is to maintain accurate, up to date client records in accordance with industry standards. The Fund has procedures in place to keep information current and complete, including timely correction of inaccurate information.

Disclosure of our Privacy Policy

The Fund recognizes and respects the privacy concerns of its potential, current, and former shareholders. The Fund, Adviser and Adviser’s affiliates are committed to safeguarding this information and may provide this Privacy Policy for informational purposes to shareholders and employees, and will distribute and update it as required by law. It is also available upon request.

The Fund seeks to carefully safeguard shareholder information and, to that end, restricts access to non-public personal information about our shareholders to those employees and other persons who need to know the information to enable the Fund to provide services to its shareholders. The Fund, Adviser and their service agents maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. In the event that you maintain an account through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

43

[THIS PAGE INTENTIONALLY LEFT BLANK]

44

[THIS PAGE INTENTIONALLY LEFT BLANK]

45

[THIS PAGE INTENTIONALLY LEFT BLANK]

46

HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

Contact Your Transfer Agent:

Computershare Investor Services

PO Box 505000, Louisville, KY 40233-5000, or call 1-866-333-6685

TRUSTEES

W. THACHER BROWN

ELLEN D. HARVEY

THOMAS E. SPOCK

SUZANNE P. WELSH

OFFICERS

GAUTAM KHANNA

President

JAMES DICHIARO

Vice President

THOMAS E. STABILE

Treasurer and Vice President

DANIEL HAFF

Chief Compliance Officer

VIVEK NAYAR

Secretary

INVESTMENT ADVISER

INSIGHT NORTH AMERICA LLC

200 PARK AVE, 7TH FLOOR

NEW YORK, NY 10166

CUSTODIAN

THE BANK OF NEW YORK MELLON

2 HANSON PLACE

BROOKLYN, NY 11217

TRANSFER AGENT

COMPUTERSHARE INVESTOR SERVICES

PO Box 505000,

Louisville, KY 40233-5000

866-333-6685

COUNSEL

TROUTMAN PEPPER HAMILTON SANDERS LLP

3000 TWO LOGAN SQUARE

EIGHTEENTH & ARCH STREETS

PHILADELPHIA, PA 19103

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

TAIT, WELLER & BAKER LLP

50 SOUTH 16TH STREET

SUITE 2900

PHILADELPHIA, PA 19102

Insight Select Income Fund Semi-Annual Report September 30, 2023

(b)	Not applicable.

Item 2. Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6. Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 8(a) is only required in an annual report on this Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the registrant’s previous annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Insight Select Income Fund

By (Signature and Title)*	/s/ Gautam Khanna
Gautam Khanna, President
(Principal Executive Officer)

Date	11/17/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gautam Khanna
Gautam Khanna, President
(Principal Executive Officer)

Date	11/17/2023

By (Signature and Title)*	/s/ Thomas E. Stabile
Thomas E. Stabile, Treasurer
(Principal Financial Officer)

Date	11/17/2023